As filed with the Securities and Exchange Commission on October 4, 2006
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

AMERICA WEST AIRLINES, INC.	US AIRWAYS GROUP, INC.	US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)

86-0418245	54-1194634	53-0218143
(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd. Phoenix, Arizona 85034 (480) 693-0800	111 West Rio Salado Parkway Tempe, Arizona 85281 (480) 693-0800	111 West Rio Salado Parkway Tempe, Arizona 85281 (480) 693-0800

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Janet L. Dhillon, Esq.
Senior Vice President and General Counsel
US Airways Group, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
(480) 693-0800
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With A Copy To:

Thomas Wardell, Esq.
Stacy S. Ingram, Esq.
McKenna Long & Aldridge LLP
303 Peachtree Street, N.E., Suite 5300
Atlanta, Georgia 30308
(404) 527-4000

Approximate date of commencement of proposed sale to the public:  From time to time after the Registration Statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”) other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering	Aggregate	Registration
Securities to be Registered	Registered	Price per Unit	Offering Price	Fee (1)
Common Stock of US Airways Group, Inc., par value $0.01 per share
Stock Purchase Contracts of US Airways Group, Inc.(2)
Stock Purchase Units of US Airways Group, Inc.(2)
Warrants of US Airways Group, Inc.(3)
Debt Securities of US Airways Group, Inc.
Guarantees of America West Airlines, Inc.(4)
Guarantees of US Airways, Inc.(5)
Debt Securities of America West Airlines, Inc.
Debt Securities of US Airways, Inc.
Pass Through Certificates of America West Airlines, Inc.
Pass Through Certificates of US Airways, Inc.
Guarantees of US Airways Group, Inc.(6)
Total(1)				$0

(1)	An unspecified aggregate initial offering price and number or amount of the securities of each identified class is being registered as may from time to time be sold at unspecified prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities or that are issued in units. The securities registered also include such unspecified amounts and numbers of common stock, warrants and debt securities as may be issued upon conversion of or exchange for warrants or debt securities that provide for conversion or exchange, or pursuant to the anti-dilution provisions of any such warrants or debt securities. Pursuant to Rule 416 under the Securities Act, the shares being registered hereunder include such indeterminate number of shares of common stock as may be issuable with respect to the shares being registered hereunder as a result of stock splits, stock dividends or similar transactions. Any securities registered hereunder may be sold separately or as units with other securities registered hereunder. The registrants are relying on Rule 456(b) and Rule 457(r) under the Securities Act to defer payment of all of the registration fee, except for $63,350 that has already been paid with respect to securities that were previously registered under the registration statement of America West Airlines, Inc. on Form S-3 filed on March 10, 2004 (No. 333-113471) and were not sold thereunder. Pursuant to Rule 457(p) under the Securities Act, such unutilized registration fee may be applied to the registration fee payable pursuant to this registration statement.

(2)	Each stock purchase unit consists of (i) a stock purchase contract, under which the holder, upon settlement, shall purchase from us or sell to us an indeterminate number of shares of common stock and (ii) any combination of debt securities, common stock, other stock purchase contracts and debt obligations of third parties, including U.S. Treasury securities.

(3)	Includes warrants of US Airways Group, Inc. (“US Airways Group”) to purchase common stock or debt securities of one or more series.

(4)	America West Airlines, Inc. (“AWA”) may guarantee the obligations of US Airways Group with respect to one or more of the debt securities of US Airways Group registered hereunder. No additional consideration will be received for the guarantees and, pursuant to Rule 457(n), no additional fee is required.

(5)	US Airways, Inc. (“US Airways”) may guarantee the obligations of US Airways Group with respect to one or more of the debt securities of US Airways Group registered hereunder. No additional consideration will be received for the guarantees and, pursuant to Rule 457(n), no additional fee is required.

(6)	US Airways Group may guarantee the obligations of AWA and US Airways with respect to one or more of the debt securities of AWA or US Airways registered hereunder. No additional consideration will be received for the guarantees and, pursuant to Rule 457(n), no additional fee is required.

EXPLANATORY NOTE

This registration statement contains five separate prospectuses:

•	The first prospectus relates to offerings by US Airways Group of its common stock, par value $0.01 per share, stock purchase contracts, stock purchase units, warrants and debt securities and any related guarantees by AWA and US Airways;

•	The second prospectus relates to offerings by AWA of its debt securities and any related guarantees by US Airways Group or US Airways;

•	The third prospectus relates to offerings by US Airways of its debt securities and any related guarantees by US Airways Group or AWA;

•	The fourth prospectus relates to offerings by AWA of pass through certificates and any related guarantees by US Airways Group; and

•	The fifth prospectus relates to offerings by US Airways of pass through certificates and any related guarantees by US Airways Group.

PROSPECTUS

US AIRWAYS GROUP, INC.
Common Stock
Debt Securities
Warrants
Stock Purchase Contracts
Stock Purchase Units

From time to time, we may offer the securities described in this prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

Our common stock is listed on the New York Stock Exchange, or NYSE, under the symbol “LCC.”

Investing in our securities involves risks. You should carefully consider the information in the section entitled “Risk Factors” contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 4, 2006

ABOUT THIS PROSPECTUS	2
WHERE YOU CAN FIND MORE INFORMATION	3
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	4
OUR COMPANY	5
RATIO OF EARNINGS TO FIXED CHARGES	6
USE OF PROCEEDS	6
DESCRIPTION OF CAPITAL STOCK	7
DESCRIPTION OF DEBT SECURITIES	12
DESCRIPTION OF WARRANTS	17
DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS	21
LEGAL OWNERSHIP OF SECURITIES	21
PLAN OF DISTRIBUTION	24
LEGAL MATTERS	27
EXPERTS	27
Exhibit 4.7
Exhibit 4.8
Exhibit 4.9
Exhibit 4.18
Exhibit 4.20
Exhibit 5.1
Exhibit 12.1
Exhibit 12.2
Exhibit 12.3
Exhibit 23.1
Exhibit 25.1
Exhibit 25.2
Exhibit 25.3
Exhibit 25.4
Exhibit 25.5

Important Notice About the Information Presented In This Prospectus

You should rely only on the information we have provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. You should assume that the information in this prospectus or any prospectus supplement is accurate only as of the date on the front of the document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any sale of a security. Our business, financial condition and results of operations may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this shelf registration process, we are registering an unspecified amount of each class of the securities described in this prospectus, and we may sell any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. If there is any inconsistency between the information in this prospectus and any applicable prospectus supplement, you should rely on the information in the prospectus supplement. This prospectus, together with the applicable prospectus supplements and the documents incorporated by reference into this prospectus, includes all material information relating to this offering. Please carefully read both this prospectus and any prospectus supplement together with the additional information described below under the heading “Where You Can Find More Information.”

The prospectus supplement will describe: the terms of the securities offered, any initial public offering price, the price paid to us for the securities, the net proceeds to us, the manner of distribution and any underwriting compensation, and the other specific material terms related to the offering of these securities. The prospectus supplement may also contain information, where applicable, about material United States federal income tax considerations relating to the securities. For more detail on the terms of the securities, you should read the exhibits filed with or incorporated by reference in our registration statement of which this prospectus forms a part.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of the documents referred to herein have been filed, or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under “Where You Can Find More Information.”

Because we are a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, we may add to and offer additional securities, including secondary securities, by filing a prospectus supplement with the SEC at the time of the offer.

Throughout this prospectus references to “US Airways Group,” the “Company,” “we,” “us” and “our” refer to US Airways Group, Inc., including its consolidated subsidiaries, following effectiveness of the merger with America West Holdings Corporation, and references to “America West Holdings” refer to America West Holdings Corporation, unless otherwise specified or the context otherwise requires. References to “AWA” refer to America West Airlines, Inc. and references to “US Airways” refer to US Airways, Inc.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is a part of a registration statement on Form S-3 that we are filing with the SEC, but the registration statement includes additional information and also attaches exhibits that are referenced in this prospectus. You can review a copy of the registration statement through the SEC’s “EDGAR” System (Electronic Data Gathering, Analysis and Retrieval) available on the SEC’s web site at http://www.sec.gov.

We are required to publicly file certain information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All of our public filings are also available on EDGAR, including annual, quarterly and current reports, proxy statements, information statements and other information regarding us. You may also read and copy all of our public filings in the SEC’s Public Reference Room at Room 1580, 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. You can also find our SEC filings on our website at www.usairways.com. The information included on this website is not incorporated by reference into this prospectus.

This prospectus incorporates by reference some of the reports, proxy and information statements and other information that US Airways Group or America West Holdings have filed with the SEC under the Exchange Act. This means that we are disclosing important business and financial information to you by referring you to those documents. The information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (except for information furnished under Items 2.02 or 7.01 of Form 8-K) until all of the securities offered by this prospectus are sold:

•	annual report of US Airways Group, US Airways and AWA on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 15, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended March 31, 2006, filed with the SEC on May 9, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on July 27, 2006;

•	current reports of US Airways Group, US Airways and AWA on Form 8-K filed with the SEC on January 23, 2006, February 23, 2006, March 15, 2006, March 24, 2006, March 28, 2006, March 29, 2006, April 6, 2006, April 10, 2006, April 10, 2006, April 17, 2006, April 19, 2006, June 2, 2006, June 29, 2006, August 30, 2006, September 14, 2006 and October 3, 2006; and

•	the description of the common stock of US Airways Group contained in its registration statement on Form 8-A, filed with the SEC on September 22, 2005 and any amendment or report filed with the SEC for the purpose of updating the description.

You may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at:

Corporate Secretary
US Airways Group, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
(480) 693-0800

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this prospectus and in the documents incorporated by reference in this prospectus contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group. These statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, our expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties that could cause our actual results and financial position to differ materially from our expectations. These risks and uncertainties include, but are not limited to, the following:

•	the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases in fuel prices;

•	our ability to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants);

•	our ability to maintain adequate liquidity;

•	our ability to integrate our operations following the merger involving America West Holdings;

•	the impact of general economic conditions;

•	relations with unionized employees generally and the impact and outcome of ongoing labor negotiations;

•	the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior;

•	changes in prevailing interest rates;

•	potential failures or disruptions of our computer, communications or other technology systems;

•	our ability to obtain and maintain commercially reasonable terms with vendors and service providers, and our reliance on those vendors and service providers;

•	security-related and insurance costs;

•	government legislation and regulation of our operations;

•	competitive practices in the industry, including significant fare restructuring activities by major airlines;

•	the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings;

•	interruptions or disruptions in service at one or more of our hub airports;

•	our ability to attract and retain qualified personnel;

•	our ability to attract and retain customers;

•	labor costs;

•	the cyclical nature of the airline industry;

•	weather conditions;

•	our ability to fund and execute our business plan following the Chapter 11 proceedings and the merger;

•	and other risks and uncertainties listed from time to time in our reports to the SEC.

There may be other factors not identified above of which we are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to us. We assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates, except as required by law.

Additional information about these and other factors that may affect our future results are set forth in the section entitled “Risk Factors” in our periodic reports filed with the SEC, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and our Annual Report on Form 10-K for the year ended December 31, 2005.

You should carefully read this prospectus, any prospectus supplement, and the documents incorporated by reference in their entirety. They contain information that you should consider when making your investment decision.

OUR COMPANY

US Airways Group is a holding company whose primary business activity, prior to its merger with America West Holdings, was the operation of a major network air carrier through its ownership of the common stock of US Airways, Piedmont Airlines, Inc., PSA Airlines, Inc., Material Services Company, Inc. and Airways Assurance Limited. US Airways, along with a network of US Airways Group’s regional airline subsidiaries, US Airways’ MidAtlantic division and affiliated carriers flying as US Airways Express, was a hub-and-spoke carrier with a substantial presence in the Eastern United States and with service to Canada, the Caribbean, Latin America and Europe. Effective May 27, 2006, the transfer of certain MidAtlantic assets to Republic Airways was complete and Republic Airways assumed the operation of the aircraft as a US Airways affiliate Express carrier. US Airways had approximately 42 million passengers boarding its planes in 2005 and was the seventh largest U.S. air carrier based on available seat miles, or ASMs, and revenue passenger miles, or RPMs. As of June 30, 2006, US Airways had 224 jet aircraft.

America West Holdings is a holding company whose primary business activity prior to the merger was the operation of a low-cost air carrier through its ownership of AWA. AWA accounted for most of America West Holdings’ revenues and expenses prior to the merger in September 2005. Prior to the merger AWA had approximately 22 million passengers boarding its planes in 2005, and was the eighth largest passenger airline and the second largest low-cost carrier in the United States based on 2005 operating revenues and ASMs and RPMs. AWA was the largest low-cost carrier operating a hub-and-spoke network before the merger, with hubs in both Phoenix and Las Vegas. As of June 30, 2006, AWA had 135 jet aircraft.

On September 12, 2004, US Airways Group and its domestic subsidiaries, US Airways, Piedmont Airlines, Inc., PSA Airlines, Inc. and Material Services Company, Inc., which at the time accounted for substantially all of the operations of US Airways Group, filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division. On May 19, 2005, US Airways Group signed a merger agreement with America West Holdings pursuant to which America West Holdings merged with a wholly owned subsidiary of US Airways Group. The merger agreement was amended by a letter agreement on July 7, 2005. The merger became effective upon US Airways Group’s emergence from bankruptcy on September 27, 2005.

Following the merger, US Airways Group began moving toward operating under the single brand name of “US Airways” through its two principal subsidiaries: US Airways and AWA. US Airways Group expects to integrate the two principal subsidiaries into one operation over the first 24 months following the merger. As a result of the merger, US Airways Group, through its two principal operating subsidiaries, operates the fifth largest airline in the United States as measured by domestic RPMs and ASMs. We have primary hubs in Charlotte, Philadelphia and Phoenix and secondary hubs/focus cities in Pittsburgh, Las Vegas, New York, Washington, D.C. and Boston. We are a low-cost carrier offering scheduled passenger service on approximately 4,000 flights daily to more than 225 communities in the U.S., Canada, the Caribbean, Latin America and Europe, making us the only low-cost carrier with a significant international route presence. Starting in December 2005, we expanded our route network to include Hawaii. As of June 30, 2006, US Airways Group’s two principal subsidiaries operate 359 mainline jets and are supported by its regional airline subsidiaries and affiliates operating as US Airways Express. As discussed above, US Airways’ MidAtlantic division ceased operations during the second quarter of 2006.

We are a Delaware corporation, and our principal executive offices are located at 111 West Rio Salado Parkway, Tempe, Arizona 85281. Our telephone number is (480) 693-0800. For additional information about US Airways Group, see “Where You Can Find More Information.”

RATIO OF EARNINGS TO FIXED CHARGES

US Airways Group merged with America West Holdings on September 27, 2005. The merger was accounted for as a “reverse acquisition” with America West Holdings treated as the acquirer for accounting and financial reporting purposes. As a result, the historical financial statements of America West Holdings became the financial statements of US Airways Group effective with the merger. The financial data presented below for US Airways Group reflects the data of America West Holdings prior to the merger and is derived from and should be read in conjunction with America West Holdings’ audited financial statements for the years ending December 31, 2004, 2003, 2002 and 2001, US Airways Group’s audited financial statements for the year ending December 31, 2005 and the unaudited financial statements of US Airways Group included in its quarterly report on Form 10-Q for the six months ended June 30, 2006.

The following table sets forth the ratio of earnings to fixed charges for the six months ended June 30, 2006 and for each of the five years in the period ended December 31, 2005.

	Six Months
	Ended June 30,	Years Ended December 31,
	2006	2005	2004	2003	2002	2001

Ratio of earnings (loss) to fixed charges	2.05	(a)	(a)	1.26	(a)	(a)

(a)	Earnings for the years ended December 31, 2005, 2004, 2002 and 2001 were not sufficient to cover fixed charges by $338 million, $91 million, $218 million and $337 million, respectively.

For purposes of the table, “earnings” consists of income (loss) before income taxes and cumulative effect of change in accounting principle plus fixed charges less capitalized interest. Fixed charges consist of interest expense, including amortization of debt discount and issuance costs, one third of rent expense, which is deemed to be representative of an interest factor, and capitalized interest.

USE OF PROCEEDS

Unless otherwise provided in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities under this prospectus for our general corporate purposes.

DESCRIPTION OF CAPITAL STOCK

The following description of our common stock, together with the additional information we include in any applicable prospectus supplement, summarizes the material terms and provisions of the common stock that we may offer from time to time pursuant to this prospectus. While the terms we have summarized below will apply generally to any future common stock that we may offer, we will describe the particular terms of any class of common stock in more detail in the applicable prospectus supplement. The following summary of certain provisions of our common stock is qualified by reference to the provisions of applicable law and to our amended and restated certificate of incorporation and our amended and restated bylaws.

Authorized Capital Stock

Our authorized capital stock consists of 200 million shares of common stock, par value $0.01 per share. As of September 21, 2006, 88,646,774 shares of common stock were outstanding, 5,076,261 shares were reserved for issuance upon the conversion of our 7% senior convertible notes due 2020, 5,519,434 shares were reserved for issuance under outstanding equity grants, 5,270,564 shares were reserved for future issuance under our incentive plans and 870,923 shares were reserved for issuance in connection with stock options issued or to be issued to pilots pursuant to the terms of our plan of reorganization and our agreement with the Air Line Pilots Association. Our common stock is listed on the NYSE.

Holders of common stock participate equally as to any dividends or distributions on the common stock. In the event of a liquidation, dissolution or winding up of our company, holders of the common stock are entitled to share ratably in all assets remaining after payment of liabilities. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to our common stock.

The outstanding shares of our common stock are legally issued, fully paid and nonassessable. The common stock does not have any preemptive, subscription or conversion rights. Additional shares of authorized common stock may be issued, as authorized by our board of directors from time to time, without stockholder approval, except as may be required by applicable stock exchange requirements.

Voting Rights

The holders of US Airways Group common stock are entitled to one vote per share on all matters submitted to a vote of common stockholders, except that voting rights of non-U.S. citizens are limited to the extent that the shares of common stock held by such non-U.S. persons would otherwise be entitled to more than 24.9% of the aggregate votes of all outstanding equity securities of US Airways Group. Holders of common stock have no right to cumulate their votes.

Stock Certificates

Our bylaws provide that our board of directors may provide by resolution or resolutions that some or all of any or all classes or series of our stock will be uncertificated shares.

Foreign Ownership Limitation

Our certificate of incorporation and bylaws provide limits on the voting and ownership of our equity securities owned or controlled by persons who are not citizens of the United States in order to comply with U.S. law and related rules and regulations of the U.S. Department of Transportation. Any equity securities owned by non-U.S. persons having in excess of 24.9% of the voting power of our outstanding equity securities will have their voting rights automatically suspended in reverse chronological order based upon the date of registration in our foreign stock record. In addition, any attempt to transfer equity securities to a non-U.S. person in excess of 49.9% of our outstanding equity securities will be void and of no effect and will not be recorded in our books and records.

Dividends

Our certificate of incorporation provides that stockholders are entitled to receive dividends and other distributions in cash, stock or property of US Airways Group when, as and if declared on our common stock by the board of directors from time to time out of assets or funds legally available therefor.

Our bylaws provide that dividends, if any, may be declared by the board of directors at any regular or special meeting of the board (or any action by written consent in lieu thereof) and may be paid in cash, property or shares of our capital stock. Before payment of any dividend, the directors may set aside such portion of the funds available for dividends as the board of directors, in its absolute discretion, deems proper as a reserve fund. Also, the board of directors may modify or abolish any such reserve.

Registration Rights

Certain holders of shares of our common stock are entitled to certain rights with respect to registration of those shares under the Securities Act of 1933, as amended, or the Securities Act. If we propose to register any of our securities under the Securities Act, either for our own account or for the account of others, the holders of these shares are entitled to notice of the registration and are entitled to include, at our expense, their shares of common stock in the registration and any related underwriting, provided, among other conditions, that the underwriters may limit the number of shares to be included in the registration.

Limitation of Personal Liability of Directors

Our certificate of incorporation provides that no director will be personally liable to us or any of our stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law, or DGCL.

Our certificate of incorporation further provides that if the DGCL is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation will be eliminated or limited to the fullest extent authorized by the DGCL, as so amended.

Indemnification of Officers & Directors

Our certificate of incorporation provides that we:

•	will indemnify our directors and officers to the fullest extent authorized or permitted by law. This right to indemnification continues even after a person has ceased to be a director or officer and inures to the benefit of his or her heirs, executors and personal and legal representatives. Subject to applicable law, the right to indemnification includes the right to be paid the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition; and

•	may, to the extent authorized by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents similar to those conferred on directors and officers.

Except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer or his or her heirs, executors or personal or legal representatives in connection with a proceeding or part thereof initiated by that person unless the proceeding or part thereof was authorized or consented to by the board of directors.

Our certificate of incorporation also provides that the rights to indemnification and to the advance of expenses are not exclusive of any other right which any person may have or acquire under the certificate of incorporation, the bylaws, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Insofar as indemnification for liabilities under the Securities Act may be permitted to our directors, officers and controlling persons under the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Certain Anti-Takeover Matters

Number of Directors

Our certificate of incorporation provides that our board of directors will consist of not less than one nor more than 15 directors, the exact number of which will be fixed from time to time by resolution adopted by a majority of our board of directors.

Classification of Board of Directors

Our certificate of incorporation classifies the board of directors into three separate classes, consisting as nearly equal in number as may be possible of one-third of the total number of directors constituting the entire board of directors, with staggered three-year terms. If the number of directors is changed, any increase or decrease will be apportioned across classes in order for the classes to remain as nearly equal as possible.

Removal of Directors

Our certificate of incorporation provides that any director may be removed only “for cause,” and by the affirmative vote of the holders of at least 80% of the voting power of the then issued and outstanding capital stock entitled to vote for the election of directors.

Stockholder Action by Written Consent

Our certificate of incorporation provides that no stockholder action may be taken except at an annual or special meeting of stockholders and that stockholders may not take any action by written consent.

Amendment to Certificate of Incorporation

Our certificate of incorporation provides that we reserve the right to amend, alter, change or repeal any provision contained in our certificate of incorporation in a manner in keeping with the certificate of incorporation or the DGCL, and that all rights conferred upon stockholders are granted subject to that reservation.

Our certificate of incorporation requires the affirmative vote of the holders of at least two-thirds of the voting power of the shares entitled to vote for the election of directors to amend, alter, change, repeal or adopt any provision as part of the certificate of incorporation inconsistent with the purpose and intent of Articles V (Board of Directors), VIII (No Written Consent), X (Amendment of Bylaws) or XI (Amendment of the Certificate of Incorporation) of the certificate of incorporation.

Amendment of Bylaws

Our certificate of incorporation provides that an affirmative vote of at least a majority of the board of directors or the affirmative vote of at least 80% of the voting power of the shares entitled to vote for the election of directors will be required to adopt, amend, alter or repeal our bylaws.

Special Meeting of Stockholders

Our certificate of incorporation provides that special meetings of the stockholders may be called by:

•	the chairman of the board of directors; or

•	the secretary, at the written request or by a resolution adopted by the affirmative vote of a majority of the board of directors.

Notice of Stockholder Meeting

Our bylaws provide that written notice of meetings of stockholders, stating the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at that meeting, and, in the case of a special meeting, the purpose(s) for which the meeting is called, must be given to each stockholder of record entitled to vote whenever stockholders are required or permitted to take any action at any meeting. The secretary must provide such notice not less than 10 nor more than 60 days before the date of the meeting.

Delivery & Notice Requirements of Stockholder Nominations and Proposals

Our bylaws provide that at any annual stockholders’ meeting only such business may be transacted as has been:

•	specified in the notice of meeting or any supplement thereto;

•	given by or at the direction of the board or any duly authorized committee thereof;

•	otherwise properly brought by or at the direction of the board of directors or any duly authorized committee thereof; or

•	otherwise properly brought by any stockholder of US Airways Group (A) who is a stockholder of record on the date of the giving of the notice provided for in the bylaws and on the record date for the determination of stockholders entitled to notice of and to vote at such annual meeting, and (B) who complies with the notice procedures set forth in the bylaws.

For a proposal, other than nominations of persons for election to the board of directors, to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely written notice thereof to the secretary of US Airways Group and such business must be a proper matter for stockholder action.

To be timely, a stockholder’s notice must be delivered to or mailed to, and received by, the secretary at our principal executive offices:

•	not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders; or

•	in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

Our bylaws also provide that, for business to be properly brought before a special meeting of stockholders, other than nominations of persons for election to the board of directors, a stockholder must give timely written notice thereof to the secretary of US Airways Group.

To be timely, a stockholder’s written notice must be received by the secretary at our principal executive offices at least 10 days prior to the first public notice of the special meeting.

A stockholder’s written notice to the secretary for either an annual meeting or a special meeting must set forth:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting;

•	the name and address of record of the stockholder proposing that business;

•	the class and number of our shares which are beneficially owned by the stockholder;

•	the dates upon which the stockholder acquired those shares;

•	documentary support for any claim of beneficial ownership;

•	a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal and any material interest of the stockholder in the business;

•	a representation that the stockholder intends to appear in person or by proxy at the meeting to bring the business before the meeting;

•	a statement in support of the matter; and

•	for proposals sought to be included in the proxy statement, any other information required by Rule 14a-8 under the Exchange Act.

Our bylaws also provide that no business may be conducted at any stockholders’ meeting except business brought before the meeting in accordance with the procedures set forth in the bylaws. If the chairman of the meeting determines that business was not properly brought before the meeting, the chairman will declare that the business was not properly brought and such business will not be considered or transacted.

No Stockholder Rights Plan

We do not have a stockholder rights plan.

Business Combinations

Certain provisions of our amended and restated certificate of incorporation and amended and restated bylaws may have the effect of delaying or preventing changes in control if our board of directors determines that those changes in control are not in the best interests of US Airways Group and its stockholders. These provisions include, among other things, the following:

•	a classified board of directors with three-year staggered terms;

•	advance notice procedures for stockholder proposals to be considered at stockholders’ meetings;

•	the ability of US Airways Group’s board of directors to fill vacancies on the board;

•	a prohibition against stockholders taking action by written consent;

•	a prohibition against stockholders calling special meetings of stockholders;

•	requiring the approval of holders of at least 80% of the voting power of the shares entitled to vote in the election of directors for the stockholders to amend the amended and restated bylaws; and

•	super majority voting requirements to modify or amend specified provisions of US Airways Group’s amended and restated certificate of incorporation.

These provisions are not intended to prevent a takeover, but are intended to protect and maximize the value of our stockholders’ interests. While these provisions have the effect of encouraging persons seeking to acquire control of our company to negotiate with our board of directors, they could enable our board of directors to prevent a transaction that some, or a majority, of our stockholders might believe to be in their best interests and, in that case, may prevent or discourage attempts to remove and replace incumbent directors.

We are governed by the provisions of Section 203 of the DGCL. In general, Section 203 prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless before the date that the person became an “interested stockholder,” the board of directors approved either the “business combination” or the transaction which makes the person an “interested stockholder,” or after the date that the person became an “interested stockholder,” the business combination is approved by our board of directors and the vote of at least 66 2/3% of our outstanding voting stock that is not owned by the “interested stockholder.” Generally, a “business combination” includes a merger, asset sale or other transaction resulting in a financial benefit to the stockholder. An “interested stockholder” is a person who either owns 15% or more of our outstanding voting stock or, together with affiliates and associates, owns or, within three prior years, did own, 15% or more of our outstanding voting stock. The statute could have the effect of delaying, deferring or preventing a change in our control.

Transfer Agent

The transfer agent and registrar for our common stock is Computershare Investor Services.

DESCRIPTION OF DEBT SECURITIES

The following description, together with the additional information we include in any applicable prospectus supplements, summarizes the material terms and provisions of the debt securities that we may offer under this prospectus.

While the terms we have summarized below will generally apply to any future debt securities we may offer under this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplement. The terms of any particular series of debt securities may differ from the description provided below as a result of negotiations with third parties in connection with the issuance of those securities, as well as for other reasons. Because the terms of any debt securities we offer under a prospectus supplement may differ from the terms we describe below, you should rely on information in the applicable prospectus supplement if that summary is different from the summary in this prospectus.

We will issue the debt securities, whether senior or subordinated, under an indenture, which we will enter into with the trustee named in the indenture. We have filed the form of the indenture as an exhibit to the registration statement of which this prospectus is a part.

The indenture will be qualified under the Trust Indenture Act of 1939. We use the term “trustee” to refer to the trustee for any debt securities we issue, whether senior or subordinated.

The following summaries of material provisions of the debt securities and the indenture are subject to, and qualified in their entirety by reference to, all the provisions of the indenture and any supplement thereto. We urge you to read the prospectus supplements related to the debt securities that we sell under this prospectus, as well as the complete indenture that contains the terms of the debt securities and defines your rights as a security holder.

General

We will describe in the applicable prospectus supplement the terms relating to a series of debt securities, including:

•	the title;

•	the principal amount being offered, and, if a series, the total amount authorized and the total amount outstanding;

•	any limit on the amount that may be issued;

•	whether or not we will issue the series of debt securities in global form and, if so, the terms and who the depositary will be;

•	the maturity date;

•	the principal amount due at maturity, and whether the debt securities will be issued with any original issue discount;

•	whether and under what circumstances, if any, we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes, and whether we can redeem the debt securities if we have to pay such additional amounts;

•	the annual interest rate, which may be fixed or variable, or the method for determining the rate, the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

•	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

•	the terms of the subordination of any series of subordinated debt;

•	the form and terms of any guarantee of any debt securities;

•	the place where payments will be payable;

•	restrictions on transfer, sale or other assignment, if any;

•	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

•	the date, if any, after which, the conditions upon which, and the price at which we may, at our option, redeem the series of debt securities pursuant to any optional or provisional redemption provisions, and any other applicable terms of those redemption provisions;

•	provisions for a sinking fund purchase or other analogous fund, if any;

•	the date, if any, on which, and the price at which we are obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the holder’s option to purchase, the series of debt securities;

•	whether the indenture will restrict our ability and/or the ability of our subsidiaries to:

•	incur additional indebtedness;

•	issue additional securities;

•	create liens;

•	pay dividends, make distributions in respect of our capital stock and the capital stock of our subsidiaries or transfer assets;

•	redeem capital stock;

•	make investments or other restricted payments;

•	sell or otherwise dispose of assets;

•	enter into sale-leaseback transactions;

•	engage in transactions with stockholders and affiliates;

•	issue or sell stock of our subsidiaries; or

•	effect a consolidation or merger;

•	whether the indenture will require us to maintain any interest coverage, fixed charge, cash flow-based, asset-based or other financial ratios;

•	a discussion of any material or special United States federal income tax considerations applicable to the debt securities;

•	information describing any book-entry features;

•	the procedures for any auction and remarketing, if any;

•	the denominations in which we will issue the series of debt securities, if other than denominations of $1,000 and any integral multiple thereof;

•	if other than dollars, the currency in which the series of debt securities will be denominated; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, including any events of default that are in addition to those described in this prospectus or any covenants provided with respect to the debt securities that are in addition to those described above, and any terms which may be required by us or advisable under applicable laws or regulations or advisable in connection with the marketing of the debt securities.

Conversion or Exchange Rights

We will set forth in the prospectus supplement the terms on which a series of debt securities may be convertible into or exchangeable for common stock or other securities of ours or a third party, including the conversion or exchange rate, as applicable, or how it will be calculated, and the applicable conversion or exchange period. We will include provisions as to whether conversion or exchange is mandatory, at the option of the holder or at our option. We may include provisions pursuant to which the number of our securities or the securities of a third party that the holders of the series of debt securities receive upon conversion or exchange would, under the circumstances described in those provisions, be subject to adjustment, or pursuant to which those holders would, under those circumstances, receive other property upon conversion or exchange, for example in the event of our merger or consolidation with another entity.

Consolidation, Merger or Sale

The indenture in the form initially filed as an exhibit to the registration statement of which this prospectus is a part does not contain any covenant that restricts our ability to merge or consolidate, or sell, convey, transfer or otherwise dispose of all or substantially all of our assets. However, any successor of ours or acquiror of such assets must assume all of our obligations under the indenture and the debt securities.

If the debt securities are convertible for our other securities, the person with whom we consolidate or merge or to whom we sell all of our property must make provisions for the conversion of the debt securities into securities which the holders of the debt securities would have received if they had converted the debt securities before the consolidation, merger or sale.

Events of Default Under the Indenture

The following are events of default under the indenture with respect to any series of debt securities that we may issue:

•	if we fail to pay interest when due and payable and our failure continues for 90 days and the time for payment has not been extended or deferred;

•	if we fail to pay the principal, or premium, if any, when due and payable and the time for payment has not been extended or delayed;

•	if we fail to observe or perform any other covenant contained in the debt securities or the indenture, other than a covenant specifically relating to another series of debt securities, and our failure continues for 90 days after we receive notice from the trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of the applicable series; and

•	if specified events of bankruptcy, insolvency or reorganization occur.

If an event of default with respect to debt securities of any series occurs and is continuing, other than an event of default specified in the last bullet point above, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series, by notice to us in writing, and to the trustee if notice is given by such holders, may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. If an event of default specified in the last bullet point above occurs with respect to us, the principal amount of and accrued interest, if any, of each issue of debt securities then outstanding will be due and payable without any notice or other action on the part of the trustee or any holder.

The holders of a majority in principal amount of the outstanding debt securities of an affected series may waive any default or event of default with respect to the series and its consequences, except defaults or events of default regarding payment of principal, premium, if any, or interest, unless we have cured the default or event of default in accordance with the indenture.

Subject to the terms of the indenture, if an event of default under the indenture occurs and is continuing, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders of the applicable series of debt securities, unless such holders have offered the trustee reasonable indemnity. The holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee, with respect to the debt securities of that series, provided that:

•	the direction so given by the holder is not in conflict with any law or the indenture; and

•	subject to its duties under the Trust Indenture Act of 1939, the trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the holders not involved in the proceeding.

A holder of the debt securities of any series will only have the right to institute a proceeding under the indenture or to appoint a receiver or trustee, or to seek other remedies if:

•	the holder has given written notice to the trustee of a continuing event of default with respect to that series;

•	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series have made written request, and those holders have offered reasonable indemnity to the trustee to institute the proceeding as trustee; and

•	the trustee does not institute the proceeding, and does not receive from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series other conflicting directions within 90 days after the notice, request and offer.

These limitations do not apply to a suit instituted by a holder of debt securities if we default in the payment of the principal, premium, if any, or interest on, the debt securities.

We will periodically file statements with the trustee regarding our compliance with specified covenants in the indenture.

Modification of Indenture; Waiver

We and the trustee may change the indenture without the consent of any holders with respect to certain specific matters, including:

•	to fix any ambiguity, defect or inconsistency in the indenture;

•	to comply with the provisions described above under “— Consolidation, Merger or Sale”;

•	to comply with any requirements of the SEC in connection with the qualification of the indenture under the Trust Indenture Act of 1939;

•	to evidence and provide for the acceptance of appointment under the indenture by a successor trustee;

•	to provide for uncertificated debt securities and to make all appropriate changes for that purpose;

•	to add to, delete from, or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issuance, authorization and delivery of debt securities or any series;

•	to add to our covenants such new covenants, restrictions, conditions or provisions for the protection of the holders, to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default, or to surrender any of our rights or powers under the indenture; or

•	to change anything that does not materially adversely affect the interests of any holder of debt securities of any series.

In addition, under the indenture, the rights of holders of a series of debt securities may be changed by us and the trustee with the written consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of each series that is affected. However, we and the trustee may make the following changes only with the consent of each holder of any outstanding debt securities affected:

•	extending the fixed maturity of the series of debt securities;

•	reducing the principal amount, reducing the rate of or extending the time of payment of interest, or reducing any premium payable upon the redemption of any debt securities; or

•	reducing the percentage of debt securities, the holders of which are required to consent to any supplemental indenture.

Discharge

The indenture provides that we can elect to be discharged from our obligations with respect to one or more series of debt securities, except for obligations to:

•	register the transfer or exchange of debt securities of the series;

•	replace stolen, lost or mutilated debt securities of the series;

•	maintain paying agencies;

•	hold monies for payment in trust;

•	recover excess money held by the trustee;

•	compensate and indemnify the trustee; and

•	appoint any successor trustee.

In order to exercise our rights to be discharged, we must deposit with the trustee money or government obligations sufficient to pay all the principal of, any premium, if any, and interest on, the debt securities of the series on the dates payments are due.

Form, Exchange and Transfer

We will issue the debt securities of each series only in fully registered form without coupons and, unless we otherwise specify in the applicable prospectus supplement, in denominations of $1,000 and any integral multiple thereof. The indenture provides that we may issue debt securities of a series in temporary or permanent global form and as book-entry securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York, known as DTC, or another depositary named by us and identified in a prospectus supplement with respect to that series. See “Legal Ownership of Securities” for a further description of the terms relating to any book-entry securities.

At the option of the holder, subject to the terms of the indenture and the limitations applicable to global securities described in the applicable prospectus supplement, the holder of the debt securities of any series can exchange the debt securities for other debt securities of the same series, in any authorized denomination and of like tenor and aggregate principal amount.

Subject to the terms of the indenture and the limitations applicable to global securities set forth in the applicable prospectus supplement, holders of the debt securities may present the debt securities for exchange or for registration of transfer, duly endorsed or with the form of transfer endorsed thereon duly executed if so required by us or the security registrar, at the office of the security registrar or at the office of any transfer agent designated by us for this purpose. Unless otherwise provided in the debt securities that the holder presents for transfer or exchange, we will make no service charge for any registration of transfer or exchange, but we may require payment of any taxes or other governmental charges.

We will name in the applicable prospectus supplement the security registrar, and any transfer agent in addition to the security registrar, that we initially designate for any debt securities. We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

If we elect to redeem the debt securities of any series, we will not be required to:

•	issue, register the transfer of, or exchange any debt securities of any series being redeemed in part during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any debt securities that may be selected for redemption and ending at the close of business on the day of the mailing; or

•	register the transfer of or exchange any debt securities so selected for redemption, in whole or in part, except the unredeemed portion of any debt securities we are redeeming in part.

Information Concerning the Trustee

The trustee, other than during the occurrence and continuance of an event of default under the indenture, undertakes to perform only those duties as are specifically set forth in the indenture. Upon an event of default under the indenture, the trustee must use the same degree of care as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the trustee is under no obligation to exercise any of the powers given it by the indenture at the request of any holder of debt securities unless it is offered reasonable security and indemnity against the costs, expenses and liabilities that it might incur.

Payment and Paying Agents

Unless we otherwise indicate in the applicable prospectus supplement, we will make payment of the interest on any debt securities on any interest payment date to the person in whose name the debt securities, or one or more predecessor securities, are registered at the close of business on the regular record date for the interest.

We will pay principal of and any premium and interest on the debt securities of a particular series at the office of the paying agents designated by us, except that, unless we otherwise indicate in the applicable prospectus supplement, we may make interest payments by check, which we will mail to the holder, or by wire transfer to certain holders. Unless we otherwise indicate in a prospectus supplement, we will designate the corporate trust office of the trustee in the City of New York as our sole paying agent for payments with respect to debt securities of each series. We will name in the applicable prospectus supplement any other paying agents that we initially designate for the debt securities of a particular series. We will maintain a paying agent in each place of payment for the debt securities of a particular series.

All money we pay to a paying agent or the trustee for the payment of the principal of or any premium or interest on any debt securities which remains unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment thereof.

Governing Law

The indenture and the debt securities will be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act of 1939 is applicable.

Subordination of Subordinated Debt Securities

Any subordinated debt securities will be subordinate and junior in priority of payment to certain of our other indebtedness to the extent described in a prospectus supplement. The indenture in the form initially filed as an exhibit to the registration statement of which this prospectus is a part does not limit the amount of indebtedness which we may incur, including senior indebtedness or subordinated indebtedness, and does not limit us from issuing any other debt, including secured debt or unsecured debt.

Guarantees

Our payment obligations under any series of debt securities may be guaranteed by US Airways and AWA. The terms of any such guarantee will be set forth in the applicable prospectus supplement.

DESCRIPTION OF WARRANTS

The following description, together with the additional information we include in any applicable prospectus supplements, summarizes the material terms and provisions of the warrants that we may offer under this prospectus, which consist of warrants to purchase common stock and/or debt securities in one or more series. Warrants may be offered independently or together with common stock and/or debt securities offered by any prospectus supplement, and may be attached to or separate from those securities.

While the terms we have summarized below will generally apply to any future warrants we may offer under this prospectus, we will describe the particular terms of any warrants that we may offer in more detail in the applicable prospectus supplement. The specific terms of any warrants may differ from the description provided below as a result of negotiations with third parties in connection with the issuance of those warrants, as well as for other reasons. Because the terms of any warrants we offer under a prospectus supplement may differ from the terms we describe below, you should rely on information in the applicable prospectus supplement if that summary is different from the summary in this prospectus.

We will issue the warrants under a warrant agreement, which we will enter into with a warrant agent to be selected by us. We use the term “warrant agreement” to refer to any of these warrant agreements. We use the term “warrant agent” to refer to the warrant agent under any of these warrant agreements. The warrant agent will act solely as an agent of ours in connection with the warrants and will not act as an agent for the holders or beneficial owners of the warrants.

We will incorporate by reference into the registration statement of which this prospectus is a part the form of warrant agreement, including a form of warrant certificate, that describes the terms of the series of warrants we are offering before the issuance of the related series of warrants. The following summaries of material provisions of the warrants and the warrant agreements are subject to, and qualified in their entirety by reference to, all the provisions of the warrant agreement applicable to a particular series of warrants. We urge you to read the applicable prospectus supplements related to the warrants that we sell under this prospectus, as well as the complete warrant agreement that contain the terms of the warrants and defines your rights as a warrant holder.

General

We will describe in the applicable prospectus supplement the terms relating to a series of warrants. If warrants for the purchase of debt securities are offered, the prospectus supplement will describe the following terms, to the extent applicable:

•	the offering price and the aggregate number of warrants offered;

•	the currencies in which the warrants are being offered;

•	the designation, aggregate principal amount, currencies, denominations and terms of the series of debt securities that can be purchased if a holder exercises a warrant;

•	the designation and terms of any series of debt securities with which the warrants are being offered and the number of warrants offered with each such debt security;

•	the date on and after which the holder of the warrants can transfer them separately from the related series of debt securities;

•	the terms of any rights to redeem or call the warrants;

•	the date on which the right to exercise the warrants begins and the date on which that right expires;

•	federal income tax consequences of holding or exercising the warrants; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the warrants.

Warrants for the purchase of debt securities will be in registered form only.

If warrants for the purchase of common stock are offered, the prospectus supplement will describe the following terms, to the extent applicable:

•	the offering price and the aggregate number of warrants offered;

•	the total number of shares that can be purchased if a holder of the warrants exercises them;

•	the number of warrants being offered with each share of common stock;

•	the date on and after which the holder of the warrants can transfer them separately from the related common stock;

•	the number of shares of common stock that can be purchased if a holder exercises the warrant and the price at which that common stock may be purchased upon exercise, including, if applicable, any provisions for changes to or adjustments in the exercise price and in the securities or other property receivable upon exercise;

•	the terms of any rights to redeem or call, or accelerate the expiration of, the warrants;

•	the date on which the right to exercise the warrants begins and the date on which that right expires;

•	federal income tax consequences of holding or exercising the warrants; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the warrants.

Warrants for the purchase of common stock will be in registered form only.

A holder of warrant certificates may exchange them for new certificates of different denominations, present them for registration of transfer and exercise them at the corporate trust office of the warrant agent or any other office indicated in the applicable prospectus supplement. Until any warrants to purchase debt securities are exercised, the holder of the warrants will not have any of the rights of holders of the debt securities that can be purchased upon exercise, including any rights to receive payments of principal, premium or interest on the underlying debt securities or to enforce covenants in the applicable indenture. Until any warrants to purchase common stock are exercised, holders of the warrants will not have any rights of holders of the underlying common stock, including any rights to receive dividends or to exercise any voting rights, except to the extent set forth under “— Warrant Adjustments” below.

Exercise of Warrants

Each holder of a warrant is entitled to purchase the principal amount of debt securities or number of shares of common stock, as the case may be, at the exercise price described in the applicable prospectus supplement. After the close of business on the day when the right to exercise terminates (or a later date if we extend the time for exercise), unexercised warrants will become void.

A holder of warrants may exercise them by following the general procedure outlined below:

•	delivering to the warrant agent the payment required by the applicable prospectus supplement to purchase the underlying security;

•	properly completing and signing the reverse side of the warrant certificate representing the warrants; and

•	delivering the warrant certificate representing the warrants to the warrant agent within five business days of the warrant agent receiving payment of the exercise price.

If you comply with the procedures described above, your warrants will be considered to have been exercised when the warrant agent receives payment of the exercise price, subject to the transfer books for the securities issuable upon exercise of the warrant not being closed on such date. After you have completed those procedures and subject to the foregoing, we will, as soon as practicable, issue and deliver to you the debt securities or common stock that you purchased upon exercise. If you exercise fewer than all of the warrants represented by a warrant certificate, a new warrant certificate will be issued to you for the unexercised amount of warrants. Holders of warrants will be required to pay any tax or governmental charge that may be imposed in connection with transferring the underlying securities in connection with the exercise of the warrants.

Amendments and Supplements to the Warrant Agreements

We may amend or supplement a warrant agreement without the consent of the holders of the applicable warrants to cure ambiguities in the warrant agreement, to cure or correct a defective provision in the warrant agreement, or to provide for other matters under the warrant agreement that we and the warrant agent deem necessary or desirable, so long as, in each case, such amendments or supplements do not materially adversely affect the interests of the holders of the warrants.

Warrant Adjustments

Unless the applicable prospectus supplement states otherwise, the exercise price of, and the number of securities covered by, a common stock warrant will be adjusted proportionately if we subdivide or combine our common stock, as applicable. In addition, unless the prospectus supplement states otherwise, if we, without payment:

•	issue capital stock or other securities convertible into or exchangeable for common stock, or any rights to subscribe for, purchase or otherwise acquire any of the foregoing, as a dividend or distribution to holders of our common stock;

•	pay any cash to holders of our common stock other than a cash dividend paid out of our current or retained earnings;

•	issue any evidence of our indebtedness or rights to subscribe for or purchase our indebtedness to holders of our common stock; or

•	issue common stock or additional stock or other securities or property to holders of our common stock by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, then the holders of common stock warrants will be entitled to receive upon exercise of the warrants, in addition to the securities otherwise receivable upon exercise of the warrants and without paying any additional consideration, the amount of stock and other securities and property such holders would have been entitled to receive had they held the common stock issuable under the warrants on the dates on which holders of those securities received or became entitled to receive such additional stock and other securities and property.

Except as stated above, the exercise price and number of securities covered by a common stock warrant, and the amounts of other securities or property to be received, if any, upon exercise of those warrants, will not be adjusted or provided for if we issue those securities or any securities convertible into or exchangeable for those securities, or securities carrying the right to purchase those securities or securities convertible into or exchangeable for those securities.

Holders of common stock warrants may have additional rights under the following circumstances:

•	certain reclassifications, capital reorganizations or changes of the common stock;

•	certain share exchanges, mergers, or similar transactions involving us and which result in changes of the common stock; or

•	certain sales or dispositions to another entity of all or substantially all of our property and assets.

If one of the above transactions occurs and holders of our common stock are entitled to receive stock, securities or other property with respect to or in exchange for their securities, the holders of the common stock warrants then outstanding, as applicable, will be entitled to receive upon exercise of their warrants the kind and amount of shares of stock and other securities or property that they would have received upon the applicable transaction if they had exercised their warrants immediately before the transaction.

DESCRIPTION OF STOCK PURCHASE CONTRACTS AND STOCK PURCHASE UNITS

The following description, together with the additional information we include in any applicable prospectus supplements, summarizes the general features of the stock purchase contracts and stock purchase units that we may offer under this prospectus. While the features we have summarized below will generally apply to any future stock purchase contracts or stock purchase units we may offer under this prospectus, we will describe the particular terms of any stock purchase contracts or stock purchase units that we may offer in more detail in the applicable prospectus supplement. The specific terms of any stock purchase contracts or stock purchase units may differ from the description provided below as a result of negotiations with third parties in connection with the issuance of those stock purchase contracts or stock purchase units, as well as for other reasons. Because the terms of any stock purchase contracts or stock purchase units we offer under a prospectus supplement may differ from the terms we describe below, you should rely on information in the applicable prospectus supplement if that summary is different from the summary in this prospectus.

We will incorporate by reference into the registration statement of which this prospectus is a part the form of any stock purchase contract or stock purchase unit that we may offer under this prospectus before the sale of the related stock purchase contract or stock purchase unit. We urge you to read the applicable prospectus supplements related to the specific stock purchase contracts or stock purchase units being offered, as well as the complete instruments that contain the terms of the securities that are subject to those stock purchase contracts or stock purchase units. Certain of those instruments, or forms of those instruments, have been filed as exhibits to the registration statement of which this prospectus is a part, and supplements to those instruments or forms may be incorporated by reference into the registration statement of which this prospectus is a part from reports we file with the SEC.

General

We may issue stock purchase contracts, including contracts obligating holders to purchase from us, and obligating us to sell to holders, a specified or varying number of shares of common stock at a future date. Alternatively, the stock purchase contracts may obligate us to purchase from holders, and obligate holders to sell to us, a specified or varying number of shares of common stock. The consideration per share of common stock may be fixed at the time that the stock purchase contracts are issued or may be determined by reference to a specific formula set forth in the stock purchase contracts. Any stock purchase contract may include anti-dilution provisions to adjust the number of shares issuable or to be delivered pursuant to such stock purchase contract upon the occurrence of certain events.

The stock purchase contracts may be issued separately or as units, known as stock purchase units, consisting of a stock purchase contract and any combination of debt securities, common stock, other stock purchase contracts and debt obligations of third parties, including U.S. Treasury securities, in each case securing holders’ obligations to purchase or to sell, as the case may be, common stock under the stock purchase contracts. The stock purchase contracts may require us to make periodic payments to holders of the stock purchase units, or vice versa, and such payments may be unsecured or prefunded and may be paid on a current or on a deferred basis. The stock purchase contracts may require holders to secure their obligations under those stock purchase contracts in a specified manner.

LEGAL OWNERSHIP OF SECURITIES

We can issue securities in registered form or in the form of one or more global securities. We describe global securities in greater detail below. We refer to those persons who have securities registered on the books in their own names that we or any applicable trustee or depositary or warrant agent maintain for this purpose as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those persons who, indirectly through others, own beneficial interests in securities that are not registered in their own names, as “indirect holders” of those securities. As we discuss below, indirect holders are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect holders.

Book-Entry Holders

We may issue securities in book-entry form only, as we will specify in the applicable prospectus supplement. This means securities may be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, which are referred to as participants, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

Only the person in whose name a security is registered is recognized as the holder of that security. Global securities will be registered in the name of the depositary. Consequently, for global securities, we will recognize only the depositary as the holder of the securities, and we will make all payments on the securities to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors in a global security will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect holders, and not holders, of the securities.

Street Name Holders

We may terminate global securities or issue securities that are not issued in global form. In these cases, investors may choose to hold their securities in their own names or in “street name.” Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we or any applicable trustee or depositary will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities, and we or any such trustee or depositary will make all payments on those securities to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect holders, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of any applicable trustee or third party employed by us or a trustee, run only to the legal holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a security or has no choice because we are issuing the securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice, even if that holder is required, under agreements with its participants or customers or by law, to pass it along to the indirect holders, but does not do so. Similarly, we may want to obtain the approval of the holders to amend an indenture, to relieve us of the consequences of default or of our obligation to comply with a particular provision of an indenture, or for other purposes. In such an event, we would seek approval only from the holders, and not the indirect holders, of the securities. Whether and how the holders contact the indirect holders is up to the holders.

Special Considerations for Indirect Holders

If you hold securities through a bank, broker or other financial institution, either in book-entry form because the securities are represented by one or more global securities or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are global securities, how the depositary’s rules and procedures will affect these matters.

Global Securities

A global security is a security that represents one or any other number of individual securities held by a depositary. Generally, all securities represented by the same global securities will have the same terms.

Each security issued in book-entry form will be represented by a global security that we issue to, deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, DTC will be the depositary for all global securities issued under this prospectus.

A global security may not be transferred to or registered in the name of anyone other than the depositary, its nominee or a successor depositary, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security will be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect holder of a beneficial interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued as a global security, then the security will be represented by a global security at all times unless and until the global security is terminated. If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. We do not recognize an indirect holder as a holder of securities and instead deal only with the depositary that holds the global security.

If securities are issued only as global securities, an investor should be aware of the following:

•	An investor cannot cause the securities to be registered in his or her name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below;

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above;

•	An investor may not be able to sell interests in the securities to some insurance companies and to other institutions that are required by law to own their securities in non-book-entry form;

•	An investor may not be able to pledge his or her interest in the global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in the global security. We and any applicable trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in the global security. We and the trustee also do not supervise the depositary in any way;

•	The depositary may, and we understand that DTC will, require that those who purchase and sell interests in the global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in the global security, may also have their own policies affecting payments, notices and other matters relating to the securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will terminate and interests in it will be exchanged for physical certificates representing those interests. After that exchange, the choice of whether to hold securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in securities transferred to their own names, so that they will be direct holders. We have described the rights of holders and street name investors above.

A global security will terminate when the following special situations occur:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 90 days;

•	if we notify any applicable trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to securities represented by that global security and has not been cured or waived.

The prospectus supplement may also list additional situations for terminating a global security that would apply only to the particular series of securities covered by the prospectus supplement. When a global security terminates, the depositary, and not we or any applicable trustee, is responsible for deciding the names of the institutions that will be the initial direct holders.

PLAN OF DISTRIBUTION

We may sell securities pursuant to this prospectus in or outside the United States:

•	to the public through a group of underwriters managed or co-managed by one or more underwriters or dealers,

•	through one or more agents,

•	directly to one or more purchasers, including our existing stockholders in a rights offering or

•	through a combination of any such methods of sale.

The prospectus supplement relating to any offering of securities will include the following information:

•	the terms of the offering;

•	the names of any underwriters, dealers or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any agency fees, underwriting discounts, commissions and other items constituting agents’ or underwriters’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers;

•	any commissions paid to agents; and

•	any securities exchanges or markets on which the securities may be listed.

We may distribute securities from time to time in one or more transactions (a) at a fixed price or prices, which may be changed, (b) at market prices prevailing at the time of sale, (c) at prices related to those prevailing market prices or (d) at negotiated prices.

Sales Through Underwriters or Dealers

If we use underwriters in the sale, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

If we use dealers in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale.

Direct Sales and Sales Through Agents

We may sell the securities directly. In this case, no underwriters or agents would be involved. We may sell securities upon the exercise of rights that we may issue to our security holders. We may also sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities.

We may sell the securities through agents we designate from time to time. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

Delayed Delivery Contracts

If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.

Other Means of Distribution

Securities may also be offered and sold, if we so indicate in the applicable prospectus supplement, by one or more firms, or remarketing firms, acting as principals for their own accounts or as our agents in connection with a remarketing of such securities following their purchase or redemption or otherwise. Remarketing firms may be deemed to be underwriters under the Securities Act in connection with the securities they remarket.

We may engage in at the market offerings into an existing trading market in accordance with Rule 415(a)(4).

With or without the involvement of agents, underwriters, dealers, remarketing firms or other third parties, we may utilize the Internet or other electronic bidding or ordering systems for the pricing and allocation of securities. Such a system may allow bidders to directly participate, through electronic access to an auction site, by submitting conditional offers to buy that are subject to acceptance by us. The use of such a system may affect the price or other terms at which such securities are sold. The final offering price at which securities would be sold, and the allocation of securities among bidders, would be based in whole or in part on the results of the bidding process or auction. Many variations of the Internet auction or pricing and allocating systems are likely to be developed in the future, and we may utilize such systems in connection with the sale of securities. We will describe in the applicable prospectus supplement how any auction or bidding process will be conducted to determine the price or any other terms of the securities, how potential investors may participate in the process and, where applicable, the nature of the obligations of any agent, underwriter, dealer or remarketing firm with respect to the auction or ordering system.

Derivative Transactions and Hedging

We may enter into derivative or other hedging transactions involving the securities with third parties, or sell securities not covered by the prospectus to third parties in privately-negotiated transactions. If we so indicate in the applicable prospectus supplement, in connection with those derivative transactions, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions, or may lend securities in order to facilitate short sale transactions by others. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of securities, and may use securities received from us in settlement of those derivative or hedging transactions to close out any related open borrowings of securities. The third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus is a part).

We may effect sales of securities in connection with forward sale, option or other types of agreements with third parties. Any distribution of securities pursuant to any forward sale agreement may be effected from time to time in one or more transactions that may take place through a stock exchange, including block trades or ordinary broker’s transactions, or through broker-dealers acting either as principal or agent, or through privately-negotiated transactions, or through an underwritten public offering, or through a combination of any such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated or fixed prices.

We may loan or pledge securities to third parties that in turn may sell the securities using this prospectus and the applicable prospectus supplement or, if we default in the case of a pledge, may offer and sell the securities from time to time using this prospectus and the applicable prospectus supplement. Such third parties may transfer their short positions to investors in our securities or in connection with a concurrent offering of other securities offered by this prospectus and the applicable prospectus supplement or otherwise.

General Information

Until the distribution of the securities is completed, rules of the SEC may limit the ability of underwriters and other participants in the offering to bid for and purchase the securities. As an exception to these rules, the underwriters in certain circumstances are permitted to engage in certain transactions that stabilize the price of the securities. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the securities. If the underwriters create a short position in the securities in connection with the offering, i.e., if they sell more securities than are set forth on the cover page of the applicable prospectus supplement, the underwriters may reduce that short position by purchasing securities in the open market. The underwriters also may impose a penalty bid on certain underwriters. This means that if the underwriters purchase the securities in the open market to reduce the underwriters’ short position or to stabilize the price of the securities, they may reclaim the amount of the selling concession from the underwriters who sold those securities as part of the offering. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

Unless the applicable prospectus supplement states otherwise, each series of securities will be a new issue of securities and will have no established trading market, other than our common stock which is listed on the New York Stock Exchange as of the date of this prospectus. We may elect to list any other series of securities on any exchange or market, but we are not obligated to do so. Any underwriters to whom the securities are sold for a public offering may make a market in those securities. However, those underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We cannot give any assurance as to the liquidity of, or the trading market for, any of the securities.

Any underwriters, agents, dealers or remarketing firms will be identified and their compensation described in a prospectus supplement.

We may have agreements with any underwriters, dealers, agents and remarketing firms to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments they may be required to make.

Any underwriters, dealers, agents, remarketing firms and third parties may be customers of, engage in transactions with, or perform services for, US Airways Group, AWA, US Airways or our affiliates in the ordinary course of their business.

LEGAL MATTERS

Unless we tell you otherwise in the applicable prospectus supplement, the validity of the issuance of the securities offered hereby will be passed upon for US Airways Group by McKenna Long & Aldridge LLP, Atlanta, Georgia and for any agents, underwriters or dealers by counsel named in the applicable prospectus supplement.

EXPERTS

US Airways Group.  The consolidated financial statements of US Airways Group and its subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, have been incorporated by reference herein and in the registration statement of which this prospectus forms a part in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report of KPMG LLP, dated March 14, 2006, on the December 31, 2005 consolidated financial statements refers to a change in the method of accounting for major scheduled airframe, engine and certain component overhaul costs from the deferral method to the direct expense method in 2005.

PROSPECTUS

AMERICA WEST AIRLINES, INC.
Debt Securities

From time to time, we may offer the securities described in this prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

Investing in our securities involves risks. You should carefully consider the information in the section entitled “Risk Factors” contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 4, 2006.

Important Notice About the Information Presented In This Prospectus

You should rely only on the information we have provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. You should assume that the information in this prospectus or any prospectus supplement is accurate only as of the date on the front of the document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any sale of a security. Our business, financial condition and results of operations may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this shelf registration process, we are registering an unspecified amount of each class of the securities described in this prospectus, and we may sell any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. If there is any inconsistency between the information in this prospectus and any applicable prospectus supplement, you should rely on the information in the prospectus supplement. This prospectus, together with the applicable prospectus supplements and the documents incorporated by reference into this prospectus, includes all material information relating to this offering. Please carefully read both this prospectus and any prospectus supplement together with the additional information described below under the heading “Where You Can Find More Information.”

The prospectus supplement will describe: the terms of the securities offered, any initial public offering price, the price paid to us for the securities, the net proceeds to us, the manner of distribution and any underwriting compensation, and the other specific material terms related to the offering of these securities. The prospectus supplement may also contain information, where applicable, about material United States federal income tax considerations relating to the securities. For more detail on the terms of the securities, you should read the exhibits filed with or incorporated by reference in our registration statement of which this prospectus forms a part.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified

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in their entirety by the actual documents. Copies of the documents referred to herein have been filed, or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under “Where You Can Find More Information.”

Because we are a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, we may add to and offer additional securities, including secondary securities, by filing a prospectus supplement with the SEC at the time of the offer.

Throughout this prospectus, references to “AWA,” the “Company,” “we,” “us” and “our” refer to America West Airlines, Inc., references to “US Airways Group” refer to US Airways Group, Inc., including its consolidated subsidiaries, references to “America West Holdings” refer to America West Holdings Corporation, a wholly owned subsidiary of US Airways Group, and references to “US Airways” refer to US Airways, Inc., a wholly owned subsidiary of US Airways Group.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is a part of a registration statement on Form S-3 that we are filing with the SEC, but the registration statement includes additional information and also attaches exhibits that are referenced in this prospectus. You can review a copy of the registration statement through the SEC’s “EDGAR” System (Electronic Data Gathering, Analysis and Retrieval) available on the SEC’s web site at http://www.sec.gov.

We are required to publicly file certain information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All of our public filings are also available on EDGAR, including annual, quarterly and current reports, proxy statements, information statements and other information regarding us. You may also read and copy all of our public filings in the SEC’s Public Reference Room at Room 1580, 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. You can also find our SEC filings on our website at www.usairways.com. The information included on this website is not incorporated by reference into this prospectus.

This prospectus incorporates by reference some of the reports, proxy and information statements and other information that AWA has filed with the SEC under the Exchange Act. This means that we are disclosing important business and financial information to you by referring you to those documents. The information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (except for information furnished under Items 2.02 or 7.01 of Form 8-K) until all of the securities offered by this prospectus are sold:

•	annual report of US Airways Group, US Airways and AWA on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 15, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended March 31, 2006, filed with the SEC on May 9, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on July 27, 2006; and

•	current reports of US Airways Group, US Airways and AWA on Form 8-K filed with the SEC on January 23, 2006, February 23, 2006, March 15, 2006, March 24, 2006, March 28, 2006, March 29, 2006, April 6, 2006, April 10, 2006, April 10, 2006, April 17, 2006, April 19, 2006, June 2, 2006, June 29, 2006, August 30, 2006, September 14, 2006 and October 3, 2006.

You may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at:

Corporate Secretary
America West Airlines, Inc.
4000 East Sky Harbor Blvd.
Phoenix, Arizona 85034
(480) 693-0800

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this prospectus and in the documents incorporated by reference in this prospectus contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of AWA. These statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, our expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties that could cause our actual results and financial position to differ materially from our expectations. These risks and uncertainties include, but are not limited to, the following:

•	the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases in fuel prices;

•	our ability to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants);

•	our ability to maintain adequate liquidity;

•	our ability to integrate our operations following the merger between US Airways Group and America West Holdings;

•	the impact of general economic conditions;

•	relations with unionized employees generally and the impact and outcome of ongoing labor negotiations;

•	the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior;

•	changes in prevailing interest rates;

•	potential failures or disruptions of our computer, communications or other technology systems;

•	our ability to obtain and maintain commercially reasonable terms with vendors and service providers, and our reliance on those vendors and service providers;

•	security-related and insurance costs;

•	government legislation and regulation of our operations;

•	competitive practices in the industry, including significant fare restructuring activities by major airlines;

•	the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings;

•	interruptions or disruptions in service at one or more of our hub airports;

•	our ability to attract and retain qualified personnel;

•	our ability to attract and retain customers;

•	labor costs;

•	the cyclical nature of the airline industry;

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•	weather conditions;

•	our ability to fund and execute our business plan following the Chapter 11 proceedings and the merger;

•	and other risks and uncertainties listed from time to time in our reports to the SEC.

There may be other factors not identified above of which we are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to us. We assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates, except as required by law.

Additional information about these and other factors that may affect our future results are set forth in the section entitled “Risk Factors” in our periodic reports filed with the SEC, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and our Annual Report on Form 10-K for the year ended December 31, 2005.

You should carefully read this prospectus, any prospectus supplement, and the documents incorporated by reference in their entirety. They contain information that you should consider when making your investment decision.

OUR COMPANY

AWA is the wholly owned subsidiary of America West Holdings and the indirect wholly owned subsidiary of US Airways Group. AWA accounted for most of America West Holdings’ revenues and expenses prior to the merger with US Airways Group in September 2005. On May 19, 2005, US Airways Group signed a merger agreement with America West Holdings pursuant to which America West Holdings agreed to merge with a wholly owned subsidiary of US Airways Group. The merger agreement was amended by a letter agreement on July 7, 2005. On September 27, 2005, the merger became effective. Prior to the merger AWA had approximately 22 million passengers boarding its planes in 2005, and was the eighth largest passenger airline and the second largest low-cost carrier in the United States based on 2005 operating revenues and available seat miles, or ASMs, and revenue passenger miles, or RPMs. AWA was the largest low-cost carrier operating a hub-and-spoke network before the merger, with hubs in both Phoenix and Las Vegas. As of June 30, 2006, AWA had 135 jet aircraft.

Following the merger, US Airways Group began moving toward operating under the single brand name of “US Airways” through its two principal subsidiaries: US Airways and AWA. US Airways Group expects to integrate the two principal subsidiaries into one operation over the first 24 months following the merger. As a result of the merger, US Airways Group, through its two principal operating subsidiaries, operates the fifth largest airline in the United States as measured by domestic RPMs and ASMs. US Airways Group has primary hubs in Charlotte, Philadelphia and Phoenix and secondary hubs/focus cities in Pittsburgh, Las Vegas, New York, Washington, D.C. and Boston. US Airways Group is a low-cost carrier offering scheduled passenger service on approximately 4,000 flights daily to more than 225 communities in the U.S., Canada, the Caribbean, Latin America and Europe, making it the only low-cost carrier with a significant international route presence. Starting in December 2005, US Airways Group expanded its route network to include Hawaii. As of June 30, 2006, US Airways Group’s two principal subsidiaries operate 359 mainline jets and are supported by its regional airline subsidiaries and affiliates operating as US Airways Express.

We are a Delaware corporation, and our principal executive offices are located at 4000 East Sky Harbor Blvd., Phoenix, Arizona 85034. Our telephone number is (480) 693-0800. For additional information on AWA, see “Where You Can Find More Information.”

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RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of earnings to fixed charges for the six months ended June 30, 2006 and for each of the periods in the five years ended December 31, 2005. The data presented in this table has been derived from and should be read in conjunction with our audited financial statements incorporated by reference from our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

	Six Months
	Ended June 30,	Years Ended December 31,
	2006	2005	2004	2003	2002	2001

Ratio of earnings (loss) to fixed charges	2.12	(a)	(a)	1.26	(a)	(a)

(a)	Earnings for the years ended December 31, 2005, 2004, 2002 and 2001 were not sufficient to cover fixed charges by $198 million, $87 million, $215 million and $339 million, respectively.

For purposes of the table, “earnings” consists of income (loss) before income taxes and cumulative effect of change in accounting principle plus fixed charges less capitalized interest. Fixed charges consist of interest expense, including amortization of debt discount and issuance costs, one third of rent expense, which is deemed to be representative of an interest factor, and capitalized interest.

USE OF PROCEEDS

Unless otherwise provided in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities under this prospectus for our general corporate purposes.

DESCRIPTION OF DEBT SECURITIES

The following description, together with the additional information we include in any applicable prospectus supplements, summarizes the material terms and provisions of the debt securities that we may offer under this prospectus.

While the terms we have summarized below will generally apply to any future debt securities we may offer under this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplement. The terms of any particular series of debt securities may differ from the description provided below as a result of negotiations with third parties in connection with the issuance of those securities, as well as for other reasons. Because the terms of any debt securities we offer under a prospectus supplement may differ from the terms we describe below, you should rely on information in the applicable prospectus supplement if that summary is different from the summary in this prospectus.

We will issue debt securities, whether senior or subordinated, under an indenture, which we will enter into with the trustee named in the indenture. We have filed a form of the indenture as an exhibit to the registration statement of which this prospectus is a part.

The indenture will be qualified under the Trust Indenture Act of 1939. We use the term “trustee” to refer to the trustee for any debt securities we issue, whether senior or subordinated.

The following summaries of material provisions of the debt securities and the indenture are subject to, and qualified in their entirety by reference to, all the provisions of the indenture and any supplement thereto. We urge you to read the prospectus supplements related to the debt securities that we sell under this prospectus, as well as the complete indenture that contains the terms of the debt securities and defines your rights as a security holder.

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General

We will describe in the applicable prospectus supplement the terms relating to a series of debt securities, including:

•	the title;

•	the principal amount being offered, and, if a series, the total amount authorized and the total amount outstanding;

•	any limit on the amount that may be issued;

•	whether or not we will issue the series of debt securities in global form and, if so, the terms and who the depositary will be;

•	the maturity date;

•	the principal amount due at maturity, and whether the debt securities will be issued with any original issue discount;

•	whether and under what circumstances, if any, we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes, and whether we can redeem the debt securities if we have to pay such additional amounts;

•	the annual interest rate, which may be fixed or variable, or the method for determining the rate, the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

•	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

•	the terms of the subordination of any series of subordinated debt;

•	the form and terms of any guarantee of any debt securities;

•	the place where payments will be payable;

•	restrictions on transfer, sale or other assignment, if any;

•	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

•	the date, if any, after which, the conditions upon which, and the price at which we may, at our option, redeem the series of debt securities pursuant to any optional or provisional redemption provisions, and any other applicable terms of those redemption provisions;

•	provisions for a sinking fund purchase or other analogous fund, if any;

•	the date, if any, on which, and the price at which we are obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the holder’s option to purchase, the series of debt securities;

•	whether the indenture will restrict our ability and/or the ability of our subsidiaries to:

•	incur additional indebtedness;

•	issue additional securities;

•	create liens;

•	pay dividends, make distributions in respect of our capital stock and the capital stock of our subsidiaries or transfer assets;

•	redeem capital stock;

•	make investments or other restricted payments;

•	sell or otherwise dispose of assets;

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•	enter into sale-leaseback transactions;

•	engage in transactions with stockholders and affiliates;

•	issue or sell stock of our subsidiaries; or

•	effect a consolidation or merger;

•	whether the indenture will require us to maintain any interest coverage, fixed charge, cash flow-based, asset-based or other financial ratios;

•	a discussion of any material or special United States federal income tax considerations applicable to the debt securities;

•	information describing any book-entry features;

•	the procedures for any auction and remarketing, if any;

•	the denominations in which we will issue the series of debt securities, if other than denominations of $1,000 and any integral multiple thereof;

•	if other than dollars, the currency in which the series of debt securities will be denominated; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, including any events of default that are in addition to those described in this prospectus or any covenants provided with respect to the debt securities that are in addition to those described above, and any terms which may be required by us or advisable under applicable laws or regulations or advisable in connection with the marketing of the debt securities.

Consolidation, Merger or Sale

The indenture in the form initially filed as an exhibit to the registration statement of which this prospectus is a part does not contain any covenant that restricts our ability to merge or consolidate, or sell, convey, transfer or otherwise dispose of all or substantially all of our assets. However, any successor of ours or acquiror of such assets must assume all of our obligations under the indenture and the debt securities.

Events of Default Under the Indenture

The following are events of default under the indenture with respect to any series of debt securities that we may issue:

•	if we fail to pay interest when due and payable and our failure continues for 90 days and the time for payment has not been extended or deferred;

•	if we fail to pay the principal, or premium, if any, when due and payable and the time for payment has not been extended or delayed;

•	if we fail to observe or perform any other covenant contained in the debt securities or the indenture, other than a covenant specifically relating to another series of debt securities, and our failure continues for 90 days after we receive notice from the trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of the applicable series; and

•	if specified events of bankruptcy, insolvency or reorganization occur.

If an event of default with respect to debt securities of any series occurs and is continuing, other than an event of default specified in the last bullet point above, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series, by notice to us in writing, and to the trustee if notice is given by such holders, may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. If an event of default specified in the last bullet point above occurs with respect to us, the principal amount of and accrued interest, if any, of each issue of debt securities then outstanding will be due and payable without any notice or other action on the part of the trustee or any holder.

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The holders of a majority in principal amount of the outstanding debt securities of an affected series may waive any default or event of default with respect to the series and its consequences, except defaults or events of default regarding payment of principal, premium, if any, or interest, unless we have cured the default or event of default in accordance with the indenture.

Subject to the terms of the indenture, if an event of default under the indenture occurs and is continuing, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders of the applicable series of debt securities, unless such holders have offered the trustee reasonable indemnity. The holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee, with respect to the debt securities of that series, provided that:

•	the direction so given by the holder is not in conflict with any law or the indenture; and

•	subject to its duties under the Trust Indenture Act of 1939, the trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the holders not involved in the proceeding.

A holder of the debt securities of any series will only have the right to institute a proceeding under the indenture or to appoint a receiver or trustee, or to seek other remedies if:

•	the holder has given written notice to the trustee of a continuing event of default with respect to that series;

•	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series have made written request, and those holders have offered reasonable indemnity to the trustee to institute the proceeding as trustee; and

•	the trustee does not institute the proceeding, and does not receive from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series other conflicting directions within 90 days after the notice, request and offer.

These limitations do not apply to a suit instituted by a holder of debt securities if we default in the payment of the principal, premium, if any, or interest on, the debt securities.

We will periodically file statements with the trustee regarding our compliance with specified covenants in the indenture.

Modification of Indenture; Waiver

We and the trustee may change the indenture without the consent of any holders with respect to certain specific matters, including:

•	to fix any ambiguity, defect or inconsistency in the indenture;

•	to comply with the provisions described above under “— Consolidation, Merger or Sale”;

•	to comply with any requirements of the SEC in connection with the qualification of the indenture under the Trust Indenture Act of 1939;

•	to evidence and provide for the acceptance of appointment hereunder by a successor trustee;

•	to provide for uncertificated debt securities and to make all appropriate changes for that purpose;

•	to add to, delete from, or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issuance, authorization and delivery of debt securities or any series;

•	to add to our covenants such new covenants, restrictions, conditions or provisions for the protection of the holders, to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default, or to surrender any of our rights or powers under the indenture; or

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•	to change anything that does not materially adversely affect the interests of any holder of debt securities of any series.

In addition, under the indenture, the rights of holders of a series of debt securities may be changed by us and the trustee with the written consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of each series that is affected. However, we and the trustee may make the following changes only with the consent of each holder of any outstanding debt securities affected:

•	extending the fixed maturity of the series of debt securities;

•	reducing the principal amount, reducing the rate of or extending the time of payment of interest, or reducing any premium payable upon the redemption of any debt securities; or

•	reducing the percentage of debt securities, the holders of which are required to consent to any supplemental indenture.

Discharge

The indenture provides that we can elect to be discharged from our obligations with respect to one or more series of debt securities, except for obligations to:

•	register the transfer or exchange of debt securities of the series;

•	replace stolen, lost or mutilated debt securities of the series;

•	maintain paying agencies;

•	hold monies for payment in trust;

•	recover excess money held by the trustee;

•	compensate and indemnify the trustee; and

•	appoint any successor trustee.

In order to exercise our rights to be discharged, we must deposit with the trustee money or government obligations sufficient to pay all the principal of, any premium, if any, and interest on, the debt securities of the series on the dates payments are due.

Form, Exchange and Transfer

We will issue the debt securities of each series only in fully registered form without coupons and, unless we otherwise specify in the applicable prospectus supplement, in denominations of $1,000 and any integral multiple thereof. The indenture provides that we may issue debt securities of a series in temporary or permanent global form and as book-entry securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York, known as DTC, or another depositary named by us and identified in a prospectus supplement with respect to that series. See “Legal Ownership of Securities” for a further description of the terms relating to any book-entry securities.

At the option of the holder, subject to the terms of the indentures and the limitations applicable to global securities described in the applicable prospectus supplement, the holder of the debt securities of any series can exchange the debt securities for other debt securities of the same series, in any authorized denomination and of like tenor and aggregate principal amount.

Subject to the terms of the indenture and the limitations applicable to global securities set forth in the applicable prospectus supplement, holders of the debt securities may present the debt securities for exchange or for registration of transfer, duly endorsed or with the form of transfer endorsed thereon duly executed if so required by us or the security registrar, at the office of the security registrar or at the office of any transfer agent designated by us for this purpose. Unless otherwise provided in the debt securities that the holder presents for transfer or exchange, we will make no service charge for any registration of transfer or exchange, but we may require payment of any taxes or other governmental charges.

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We will name in the applicable prospectus supplement the security registrar, and any transfer agent in addition to the security registrar, that we initially designate for any debt securities. We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

If we elect to redeem the debt securities of any series, we will not be required to:

•	issue, register the transfer of, or exchange any debt securities of any series being redeemed in part during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any debt securities that may be selected for redemption and ending at the close of business on the day of the mailing; or

•	register the transfer of or exchange any debt securities so selected for redemption, in whole or in part, except the unredeemed portion of any debt securities we are redeeming in part.

Information Concerning the Trustee

The trustee, other than during the occurrence and continuance of an event of default under the indenture, undertakes to perform only those duties as are specifically set forth in the indenture. Upon an event of default under the indenture, the trustee must use the same degree of care as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the trustee is under no obligation to exercise any of the powers given it by the indenture at the request of any holder of debt securities unless it is offered reasonable security and indemnity against the costs, expenses and liabilities that it might incur.

Payment and Paying Agents

Unless we otherwise indicate in the applicable prospectus supplement, we will make payment of the interest on any debt securities on any interest payment date to the person in whose name the debt securities, or one or more predecessor securities, are registered at the close of business on the regular record date for the interest.

We will pay principal of and any premium and interest on the debt securities of a particular series at the office of the paying agents designated by us, except that, unless we otherwise indicate in the applicable prospectus supplement, we may make interest payments by check, which we will mail to the holder, or by wire transfer to certain holders. Unless we otherwise indicate in a prospectus supplement, we will designate the corporate trust office of the trustee in the City of New York as our sole paying agent for payments with respect to debt securities of each series. We will name in the applicable prospectus supplement any other paying agents that we initially designate for the debt securities of a particular series. We will maintain a paying agent in each place of payment for the debt securities of a particular series.

All money we pay to a paying agent or the trustee for the payment of the principal of or any premium or interest on any debt securities which remains unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment thereof.

Governing Law

The indenture and the debt securities will be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act of 1939 is applicable.

Subordination of Subordinated Debt Securities

Any subordinated debt securities will be subordinate and junior in priority of payment to certain of our other indebtedness to the extent described in a prospectus supplement. The indenture in the form initially filed as an exhibit to the registration statement of which this prospectus is a part does not limit the amount of indebtedness which we may incur, including senior indebtedness or subordinated indebtedness, and does not limit us from issuing any other debt, including secured debt or unsecured debt.

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Guarantees

Our payment obligations under any series of debt securities may be guaranteed by US Airways Group and US Airways. The terms of any such guarantee will be set forth in the applicable prospectus supplement.

LEGAL OWNERSHIP OF SECURITIES

We can issue securities in registered form or in the form of one or more global securities. We describe global securities in greater detail below. We refer to those persons who have securities registered on the books in their own names that we or any applicable trustee or depositary or warrant agent maintain for this purpose as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those persons who, indirectly through others, own beneficial interests in securities that are not registered in their own names, as “indirect holders” of those securities. As we discuss below, indirect holders are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect holders.

Book-Entry Holders

We may issue securities in book-entry form only, as we will specify in the applicable prospectus supplement. This means securities may be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, which are referred to as participants, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

Only the person in whose name a security is registered is recognized as the holder of that security. Global securities will be registered in the name of the depositary. Consequently, for global securities, we will recognize only the depositary as the holder of the securities, and we will make all payments on the securities to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors in a global security will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect holders, and not holders, of the securities.

Street Name Holders

We may terminate global securities or issue securities that are not issued in global form. In these cases, investors may choose to hold their securities in their own names or in “street name.” Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we or any applicable trustee or depositary will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities, and we or any such trustee or depositary will make all payments on those securities to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect holders, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of any applicable trustee or third party employed by us or a trustee, run only to the legal holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a security or has no choice because we are issuing the securities only in global form.

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For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice, even if that holder is required, under agreements with its participants or customers or by law, to pass it along to the indirect holders, but does not do so. Similarly, we may want to obtain the approval of the holders to amend an indenture, to relieve us of the consequences of default or of our obligation to comply with a particular provision of an indenture, or for other purposes. In such an event, we would seek approval only from the holders, and not the indirect holders, of the securities. Whether and how the holders contact the indirect holders is up to the holders.

Special Considerations for Indirect Holders

If you hold securities through a bank, broker or other financial institution, either in book-entry form because the securities are represented by one or more global securities or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are global securities, how the depositary’s rules and procedures will affect these matters.

Global Securities

A global security is a security that represents one or any other number of individual securities held by a depositary. Generally, all securities represented by the same global securities will have the same terms.

Each security issued in book-entry form will be represented by a global security that we issue to, deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, DTC will be the depositary for all global securities issued under this prospectus.

A global security may not be transferred to or registered in the name of anyone other than the depositary, its nominee or a successor depositary, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security will be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect holder of a beneficial interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued as a global security, then the security will be represented by a global security at all times unless and until the global security is terminated. If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. We do not recognize an indirect holder as a holder of securities and instead deal only with the depositary that holds the global security.

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If securities are issued only as global securities, an investor should be aware of the following:

•	An investor cannot cause the securities to be registered in his or her name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below;

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above;

•	An investor may not be able to sell interests in the securities to some insurance companies and to other institutions that are required by law to own their securities in non-book-entry form;

•	An investor may not be able to pledge his or her interest in the global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in the global security. We and any applicable trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in the global security. We and the trustee also do not supervise the depositary in any way;

•	The depositary may, and we understand that DTC will, require that those who purchase and sell interests in the global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in the global security, may also have their own policies affecting payments, notices and other matters relating to the securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will terminate and interests in it will be exchanged for physical certificates representing those interests. After that exchange, the choice of whether to hold securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in securities transferred to their own names, so that they will be direct holders. We have described the rights of holders and street name investors above.

A global security will terminate when the following special situations occur:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 90 days;

•	if we notify any applicable trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to securities represented by that global security and has not been cured or waived.

The prospectus supplement may also list additional situations for terminating a global security that would apply only to the particular series of securities covered by the prospectus supplement. When a global security terminates, the depositary, and not we or any applicable trustee, is responsible for deciding the names of the institutions that will be the initial direct holders.

PLAN OF DISTRIBUTION

We may sell securities pursuant to this prospectus in or outside the United States:

•	to the public through a group of underwriters managed or co-managed by one or more underwriters or dealers,

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•	through one or more agents,

•	directly to one or more purchasers, including our existing stockholders in a rights offering or

•	through a combination of any such methods of sale.

The prospectus supplement relating to any offering of securities will include the following information:

•	the terms of the offering;

•	the names of any underwriters, dealers or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any agency fees, underwriting discounts, commissions and other items constituting agents’ or underwriters’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers;

•	any commissions paid to agents; and

•	any securities exchanges or markets on which the securities may be listed.

We may distribute securities from time to time in one or more transactions (a) at a fixed price or prices, which may be changed, (b) at market prices prevailing at the time of sale, (c) at prices related to those prevailing market prices or (d) at negotiated prices.

Sales Through Underwriters or Dealers

If we use underwriters in the sale, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

If we use dealers in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale.

Direct Sales and Sales Through Agents

We may sell the securities directly. In this case, no underwriters or agents would be involved. We may sell securities upon the exercise of rights that we may issue to our security holders. We may also sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities.

We may sell the securities through agents we designate from time to time. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

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Delayed Delivery Contracts

If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.

Other Means of Distribution

Securities may also be offered and sold, if we so indicate in the applicable prospectus supplement, by one or more firms, or remarketing firms, acting as principals for their own accounts or as our agents in connection with a remarketing of such securities following their purchase or redemption or otherwise. Remarketing firms may be deemed to be underwriters under the Securities Act in connection with the securities they remarket.

With or without the involvement of agents, underwriters, dealers, remarketing firms or other third parties, we may utilize the Internet or other electronic bidding or ordering systems for the pricing and allocation of securities. Such a system may allow bidders to directly participate, through electronic access to an auction site, by submitting conditional offers to buy that are subject to acceptance by us. The use of such a system may affect the price or other terms at which such securities are sold. The final offering price at which securities would be sold, and the allocation of securities among bidders, would be based in whole or in part on the results of the bidding process or auction. Many variations of the Internet auction or pricing and allocating systems are likely to be developed in the future, and we may utilize such systems in connection with the sale of securities. We will describe in the applicable prospectus supplement how any auction or bidding process will be conducted to determine the price or any other terms of the securities, how potential investors may participate in the process and, where applicable, the nature of the obligations of any agent, underwriter, dealer or remarketing firm with respect to the auction or ordering system.

Derivative Transactions and Hedging

We may enter into derivative or other hedging transactions involving the securities with third parties, or sell securities not covered by the prospectus to third parties in privately-negotiated transactions. If we so indicate in the applicable prospectus supplement, in connection with those derivative transactions, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions, or may lend securities in order to facilitate short sale transactions by others. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of securities, and may use securities received from us in settlement of those derivative or hedging transactions to close out any related open borrowings of securities. The third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus is a part).

We may effect sales of securities in connection with forward sale, option or other types of agreements with third parties. Any distribution of securities pursuant to any forward sale agreement may be effected from time to time in one or more transactions that may take place through a stock exchange, including block trades or ordinary broker’s transactions, or through broker-dealers acting either as principal or agent, or through privately-negotiated transactions, or through an underwritten public offering, or through a combination of any such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated or fixed prices.

We may loan or pledge securities to third parties that in turn may sell the securities using this prospectus and the applicable prospectus supplement or, if we default in the case of a pledge, may offer and sell the securities from time to time using this prospectus and the applicable prospectus supplement. Such third parties may transfer their short positions to investors in our securities or in connection with a concurrent offering of other securities offered by this prospectus and the applicable prospectus supplement or otherwise.

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General Information

Until the distribution of the securities is completed, rules of the SEC may limit the ability of underwriters and other participants in the offering to bid for and purchase the securities. As an exception to these rules, the underwriters in certain circumstances are permitted to engage in certain transactions that stabilize the price of the securities. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the securities. If the underwriters create a short position in the securities in connection with the offering, i.e., if they sell more securities than are set forth on the cover page of the applicable prospectus supplement, the underwriters may reduce that short position by purchasing securities in the open market. The underwriters also may impose a penalty bid on certain underwriters. This means that if the underwriters purchase the securities in the open market to reduce the underwriters’ short position or to stabilize the price of the securities, they may reclaim the amount of the selling concession from the underwriters who sold those securities as part of the offering. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

Unless the applicable prospectus supplement states otherwise, each series of securities will be a new issue of securities and will have no established trading market. We may elect to list any other series of securities on any exchange or market, but we are not obligated to do so. Any underwriters to whom the securities are sold for a public offering may make a market in those securities. However, those underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We cannot give any assurance as to the liquidity of, or the trading market for, any of the securities.

Any underwriters, agents, dealers or remarketing firms will be identified and their compensation described in a prospectus supplement.

We may have agreements with any underwriters, dealers, agents and remarketing firms to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments they may be required to make.

Any underwriters, dealers, agents, remarketing firms and third parties may be customers of, engage in transactions with, or perform services for, AWA, US Airways Group, US Airways or our affiliates in the ordinary course of their business.

LEGAL MATTERS

Unless we tell you otherwise in the applicable prospectus supplement, the validity of the issuance of the securities offered hereby will be passed upon for AWA by McKenna Long & Aldridge LLP, Atlanta, Georgia and for any agents, underwriters or dealers by counsel named in the applicable prospectus supplement.

EXPERTS

America West Airlines, Inc.  The financial statements of AWA as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 have been incorporated by reference herein and in the registration statement of which this prospectus forms a part in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report of KPMG LLP, dated March 14, 2006, on the December 31, 2005 consolidated financial statements refers to a change in the method of accounting for major scheduled airframe, engine and certain component overhaul costs from the deferred method to the direct expense method in 2005.

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PROSPECTUS

US AIRWAYS, INC.
Debt Securities

From time to time, we may offer the securities described in this prospectus separately or together in any combination, in one or more classes or series, in amounts, at prices and on terms that we will determine at the time of the offering.

We will provide specific terms of these offerings and securities in supplements to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any securities unless accompanied by a prospectus supplement.

Investing in our securities involves risks. You should carefully consider the information in the section entitled “Risk Factors” contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

We may offer and sell the securities directly, through agents we select from time to time or to or through underwriters or dealers we select. If we use any agents, underwriters or dealers to sell the securities, we will name them and describe their compensation in a prospectus supplement. The price to the public of those securities and the net proceeds we expect to receive from that sale will also be set forth in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 4, 2006.

Important Notice About the Information Presented In This Prospectus

You should rely only on the information we have provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. You should assume that the information in this prospectus or any prospectus supplement is accurate only as of the date on the front of the document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any sale of a security. Our business, financial condition and results of operations may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this shelf registration process, we are registering an unspecified amount of each class of the securities described in this prospectus, and we may sell any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. If there is any inconsistency between the information in this prospectus and any applicable prospectus supplement, you should rely on the information in the prospectus supplement. This prospectus, together with the applicable prospectus supplements and the documents incorporated by reference into this prospectus, includes all material information relating to this offering. Please carefully read both this prospectus and any prospectus supplement together with the additional information described below under the heading “Where You Can Find More Information.”

The prospectus supplement will describe: the terms of the securities offered, any initial public offering price, the price paid to us for the securities, the net proceeds to us, the manner of distribution and any underwriting compensation, and the other specific material terms related to the offering of these securities. The prospectus supplement may also contain information, where applicable, about material United States federal income tax considerations relating to the securities. For more detail on the terms of the securities, you should read the exhibits filed with or incorporated by reference in our registration statement of which this prospectus forms a part.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified

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in their entirety by the actual documents. Copies of the documents referred to herein have been filed, or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under “Where You Can Find More Information.” Because we are a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, we may add to and offer additional securities, including secondary securities, by filing a prospectus supplement with the SEC at the time of the offer.

Throughout this prospectus, references to “US Airways, Inc.,” “US Airways,” the “Company,” “we,” “us” and “our” refer to US Airways, Inc., references to “US Airways Group” refer to US Airways Group, Inc., including its consolidated subsidiaries, references to “America West Holdings” refer to America West Holdings Corporation, a wholly owned subsidiary of US Airways Group, and references to “AWA” refer to America West Airlines, Inc., a wholly owned subsidiary of America West Holdings.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is a part of a registration statement on Form S-3 that we are filing with the SEC, but the registration statement includes additional information and also attaches exhibits that are referenced in this prospectus. You can review a copy of the registration statement through the SEC’s “EDGAR” System (Electronic Data Gathering, Analysis and Retrieval) available on the SEC’s web site at http://www.sec.gov.

We are required to publicly file certain information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All of our public filings are also available on EDGAR, including annual, quarterly and current reports, proxy statements, information statements and other information regarding us. You may also read and copy all of our public filings in the SEC’s Public Reference Room at Room 1580, 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. You can also find our SEC filings on our website at www.usairways.com. The information included on this website is not incorporated by reference into this prospectus.

This prospectus incorporates by reference some of the reports, proxy and information statements and other information that US Airways has filed with the SEC under the Exchange Act. This means that we are disclosing important business and financial information to you by referring you to those documents. The information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (except for information furnished under Items 2.02 or 7.01 of Form 8-K) until all of the securities offered by this prospectus are sold:

•	annual report of US Airways Group, US Airways and AWA on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 15, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended March 31, 2006, filed with the SEC on May 9, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on July 27, 2006; and

•	current reports of US Airways Group, US Airways and AWA on Form 8-K filed with the SEC on January 23, 2006, February 23, 2006, March 15, 2006, March 24, 2006, March 28, 2006, March 29, 2006, April 6, 2006, April 10, 2006, April 10, 2006, April 17, 2006, April 19, 2006, June 2, 2006, June 29, 2006, August 30, 2006, September 14, 2006 and October 3, 2006.

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You may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at:

Corporate Secretary
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
(480) 693-0800

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this prospectus and in the documents incorporated by reference in this prospectus contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways. These statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, our expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties that could cause our actual results and financial position to differ materially from our expectations. These risks and uncertainties include, but are not limited to, the following:

•	the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases in fuel prices;

•	our ability to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants);

•	our ability to maintain adequate liquidity;

•	our ability to integrate our operations following the merger between US Airways Group and America West Holdings;

•	the impact of general economic conditions;

•	relations with unionized employees generally and the impact and outcome of ongoing labor negotiations;

•	the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior;

•	changes in prevailing interest rates;

•	potential failures or disruptions of our computer, communications or other technology systems;

•	our ability to obtain and maintain commercially reasonable terms with vendors and service providers, and our reliance on those vendors and service providers;

•	security-related and insurance costs;

•	government legislation and regulation of our operations;

•	competitive practices in the industry, including significant fare restructuring activities by major airlines;

•	the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings;

•	interruptions or disruptions in service at one or more of our hub airports;

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•	our ability to attract and retain qualified personnel;

•	our ability to attract and retain customers;

•	labor costs;

•	the cyclical nature of the airline industry;

•	weather conditions;

•	our ability to fund and execute our business plan following the Chapter 11 proceedings and the merger;

•	and other risks and uncertainties listed from time to time in our reports to the SEC.

There may be other factors not identified above of which we are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to us. We assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates, except as required by law.

Additional information about these and other factors that may affect our future results are set forth in the section entitled “Risk Factors” in our periodic reports filed with the SEC, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and our Annual Report on Form 10-K for the year ended December 31, 2005.

You should carefully read this prospectus, any prospectus supplement, and the documents incorporated by reference in their entirety. They contain information that you should consider when making your investment decision.

OUR COMPANY

US Airways is a certificated air carrier engaged primarily in the business of transporting passengers, property and mail, and is a wholly owned subsidiary of US Airways Group. Prior to September 27, 2005, we were the principal operating subsidiary of our parent, US Airways Group, and we accounted for substantially all of US Airways Group’s consolidated operating revenues. As described below, on September 27, 2005, US Airways Group merged with America West Holdings.

US Airways, along with a network of US Airways Group’s regional airline subsidiaries, US Airways’ MidAtlantic division and affiliated carriers flying as US Airways Express, was a hub-and-spoke carrier with a substantial presence in the Eastern United States and with service to Canada, the Caribbean, Latin America and Europe. Effective May 27, 2006, the transfer of certain MidAtlantic assets to Republic Airways was complete and Republic Airways assumed the operation of the aircraft as a US Airways affiliate Express carrier. US Airways had approximately 42 million passengers boarding its planes in 2005 and was the seventh largest U.S. air carrier based on available seat miles, or ASMs, and revenue passenger miles, or RPMs. As of June 30, 2006, US Airways had 224 jet aircraft.

On September 12, 2004, US Airways Group and its domestic subsidiaries, US Airways, Piedmont Airlines, Inc., PSA Airlines, Inc. and Material Services Company, Inc., which at the time accounted for substantially all of the operations of US Airways Group, filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division. On May 19, 2005, US Airways Group signed a merger agreement with America West Holdings pursuant to which America West Holdings merged with a wholly owned subsidiary of US Airways Group. The merger agreement was amended by a letter agreement on July 7, 2005. The merger became effective upon US Airways Group’s emergence from bankruptcy on September 27, 2005.

Following the merger, US Airways Group began moving toward operating under the single brand name of “US Airways” through its two principal subsidiaries: US Airways and AWA. US Airways Group expects to integrate the two principal subsidiaries into one operation over the first 24 months following the merger. As a result of the merger, US Airways Group, through its two principal operating subsidiaries, operates the fifth largest airline

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in the United States as measured by domestic RPMs and ASMs. US Airways Group has primary hubs in Charlotte, Philadelphia and Phoenix and secondary hubs/focus cities in Pittsburgh, Las Vegas, New York, Washington, D.C. and Boston. US Airways Group is a low-cost carrier offering scheduled passenger service on approximately 4,000 flights daily to more than 225 communities in the U.S., Canada, the Caribbean, Latin America and Europe, making it the only low-cost carrier with a significant international route presence. Starting in December 2005, US Airways Group expanded its route network to include Hawaii. As of June 30, 2006, US Airways Group’s two principal subsidiaries operate 359 mainline jets and are supported by its regional airline subsidiaries and affiliates operating as US Airways Express. As discussed above, US Airways’ MidAtlantic division ceased operations during the second quarter of 2006.

We are a Delaware corporation, and our principal executive offices are located at 111 West Rio Salado Parkway, Tempe, Arizona 85281. Our telephone number is (480) 693-0800. For additional information on US Airways, see “Where You Can Find More Information.”

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of earnings to fixed charges for the six months ended June 30, 2006 and for each of the periods in the five years ended December 31, 2005. The data presented in this table has been derived from and should be read in conjunction with our audited financial statements incorporated by reference from our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

	Successor Company(b)		Predecessor Company(b)
	Six Months	Three Months	Nine Months		Nine Months	Three Months
	Ended	Ended	Ended	Year Ended	Ended	Ended	Years Ended
	June 30,	December 31,	September 30,	December 31,	December 31,	March 31,	December 31,
	2006	2005	2005	2004	2003	2003	2002	2001
Ratio of earnings to fixed charges	2.12	(a)	1.71	(a)	(a)	13.41	(a)	(a)

(a)	Earnings for the three months ended December 31, 2005, the year ended December 31, 2004, the nine months ended December 31, 2003 and the years ended December 31, 2002 and 2001 were not sufficient to cover fixed charges by $121 million, $590 million, $154 million, $1.92 billion and $1.80 billion, respectively.

(b)	In connection with emergence from the first bankruptcy in March 2003 and the second bankruptcy in September 2005, US Airways adopted fresh-start reporting in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code.” As a result of the application of fresh-start reporting, the financial statements for the periods prior to March 31, 2003 are not comparable with the financial statements for the period April 1, 2003 to September 27, 2005, nor are any of such periods comparable to periods after September 27, 2005. References to “Successor Company” refer to US Airways following the application of fresh-start reporting upon emergence from the second bankruptcy, and references to “Predecessor Company” refer to US Airways prior to the application of fresh-start reporting upon emergence from the second bankruptcy.

For purposes of the table, “earnings” consists of income (loss) before income taxes and cumulative effect of change in accounting principle plus fixed charges less capitalized interest. Fixed charges consist of interest expense including amortization of debt discount and issuance costs, and one third of rent expense, which is deemed to be representative of an interest factor, and capitalized interest.

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USE OF PROCEEDS

Unless otherwise provided in a prospectus supplement, we currently intend to use the net proceeds from the sale of our securities under this prospectus for our general corporate purposes.

DESCRIPTION OF DEBT SECURITIES

The following description, together with the additional information we include in any applicable prospectus supplements, summarizes the material terms and provisions of the debt securities that we may offer under this prospectus.

While the terms we have summarized below will generally apply to any future debt securities we may offer under this prospectus, we will describe the particular terms of any debt securities that we may offer in more detail in the applicable prospectus supplement. The terms of any particular series of debt securities may differ from the description provided below as a result of negotiations with third parties in connection with the issuance of those securities, as well as for other reasons. Because the terms of any debt securities we offer under a prospectus supplement may differ from the terms we describe below, you should rely on information in the applicable prospectus supplement if that summary is different from the summary in this prospectus.

We will issue debt securities, whether senior or subordinated, under an indenture, which we will enter into with the trustee named in the indenture. We have filed a form of the indenture as an exhibit to the registration statement of which this prospectus is a part.

The indenture will be qualified under the Trust Indenture Act of 1939. We use the term “trustee” to refer to the trustee for any debt securities we issue, whether senior or subordinated.

The following summaries of material provisions of the debt securities and the indenture are subject to, and qualified in their entirety by reference to, all the provisions of the indenture and any supplement thereto. We urge you to read the prospectus supplements related to the debt securities that we sell under this prospectus, as well as the complete indenture that contains the terms of the debt securities and defines your rights as a security holder.

General

We will describe in the applicable prospectus supplement the terms relating to a series of debt securities, including:

•	the title;

•	the principal amount being offered, and, if a series, the total amount authorized and the total amount outstanding;

•	any limit on the amount that may be issued;

•	whether or not we will issue the series of debt securities in global form and, if so, the terms and who the depositary will be;

•	the maturity date;

•	the principal amount due at maturity, and whether the debt securities will be issued with any original issue discount;

•	whether and under what circumstances, if any, we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes, and whether we can redeem the debt securities if we have to pay such additional amounts;

•	the annual interest rate, which may be fixed or variable, or the method for determining the rate, the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

•	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

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•	the terms of the subordination of any series of subordinated debt;

•	the form and terms of any guarantee of any debt securities;

•	the place where payments will be payable;

•	restrictions on transfer, sale or other assignment, if any;

•	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

•	the date, if any, after which, the conditions upon which, and the price at which we may, at our option, redeem the series of debt securities pursuant to any optional or provisional redemption provisions, and any other applicable terms of those redemption provisions;

•	provisions for a sinking fund purchase or other analogous fund, if any;

•	the date, if any, on which, and the price at which we are obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the holder’s option to purchase, the series of debt securities;

•	whether the indenture will restrict our ability and/or the ability of our subsidiaries to:

•	incur additional indebtedness;

•	issue additional securities;

•	create liens;

•	pay dividends, make distributions in respect of our capital stock and the capital stock of our subsidiaries or transfer assets;

•	redeem capital stock;

•	make investments or other restricted payments;

•	sell or otherwise dispose of assets;

•	enter into sale-leaseback transactions;

•	engage in transactions with stockholders and affiliates;

•	issue or sell stock of our subsidiaries; or

•	effect a consolidation or merger;

•	whether the indenture will require us to maintain any interest coverage, fixed charge, cash flow-based, asset-based or other financial ratios;

•	a discussion of any material or special United States federal income tax considerations applicable to the debt securities;

•	information describing any book-entry features;

•	the procedures for any auction and remarketing, if any;

•	the denominations in which we will issue the series of debt securities, if other than denominations of $1,000 and any integral multiple thereof;

•	if other than dollars, the currency in which the series of debt securities will be denominated; and

•	any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, including any events of default that are in addition to those described in this prospectus or any covenants provided with respect to the debt securities that are in addition to those described above, and any terms which may be required by us or advisable under applicable laws or regulations or advisable in connection with the marketing of the debt securities.

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Consolidation, Merger or Sale

The indenture in the form initially filed as an exhibit to the registration statement of which this prospectus is a part does not contain any covenant that restricts our ability to merge or consolidate, or sell, convey, transfer or otherwise dispose of all or substantially all of our assets. However, any successor of ours or acquiror of such assets must assume all of our obligations under the indenture and the debt securities.

Events of Default Under the Indenture

The following are events of default under the indenture with respect to any series of debt securities that we may issue:

•	if we fail to pay interest when due and payable and our failure continues for 90 days and the time for payment has not been extended or deferred;

•	if we fail to pay the principal, or premium, if any, when due and payable and the time for payment has not been extended or delayed;

•	if we fail to observe or perform any other covenant contained in the debt securities or the indenture, other than a covenant specifically relating to another series of debt securities, and our failure continues for 90 days after we receive notice from the trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of the applicable series; and

•	if specified events of bankruptcy, insolvency or reorganization occur.

If an event of default with respect to debt securities of any series occurs and is continuing, other than an event of default specified in the last bullet point above, the trustee or the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series, by notice to us in writing, and to the trustee if notice is given by such holders, may declare the unpaid principal of, premium, if any, and accrued interest, if any, due and payable immediately. If an event of default specified in the last bullet point above occurs with respect to us, the principal amount of and accrued interest, if any, of each issue of debt securities then outstanding will be due and payable without any notice or other action on the part of the trustee or any holder.

The holders of a majority in principal amount of the outstanding debt securities of an affected series may waive any default or event of default with respect to the series and its consequences, except defaults or events of default regarding payment of principal, premium, if any, or interest, unless we have cured the default or event of default in accordance with the indenture.

Subject to the terms of the indenture, if an event of default under the indenture occurs and is continuing, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders of the applicable series of debt securities, unless such holders have offered the trustee reasonable indemnity. The holders of a majority in principal amount of the outstanding debt securities of any series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee, with respect to the debt securities of that series, provided that:

•	the direction so given by the holder is not in conflict with any law or the indenture; and

•	subject to its duties under the Trust Indenture Act of 1939, the trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the holders not involved in the proceeding.

A holder of the debt securities of any series will only have the right to institute a proceeding under the indenture or to appoint a receiver or trustee, or to seek other remedies if:

•	the holder has given written notice to the trustee of a continuing event of default with respect to that series;

•	the holders of at least 25% in aggregate principal amount of the outstanding debt securities of that series have made written request, and those holders have offered reasonable indemnity to the trustee to institute the proceeding as trustee; and

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•	the trustee does not institute the proceeding, and does not receive from the holders of a majority in aggregate principal amount of the outstanding debt securities of that series other conflicting directions within 90 days after the notice, request and offer.

These limitations do not apply to a suit instituted by a holder of debt securities if we default in the payment of the principal, premium, if any, or interest on, the debt securities.

We will periodically file statements with the trustee regarding our compliance with specified covenants in the indenture.

Modification of Indenture; Waiver

We and the trustee may change the indenture without the consent of any holders with respect to certain specific matters, including:

•	to fix any ambiguity, defect or inconsistency in the indenture;

•	to comply with the provisions described above under “— Consolidation, Merger or Sale”;

•	to comply with any requirements of the SEC in connection with the qualification of the indenture under the Trust Indenture Act of 1939;

•	to evidence and provide for the acceptance of appointment hereunder by a successor trustee;

•	to provide for uncertificated debt securities and to make all appropriate changes for that purpose;

•	to add to, delete from, or revise the conditions, limitations and restrictions on the authorized amount, terms or purposes of issuance, authorization and delivery of debt securities or any series;

•	to add to our covenants such new covenants, restrictions, conditions or provisions for the protection of the holders, to make the occurrence, or the occurrence and the continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default, or to surrender any of our rights or powers under the indenture; or

•	to change anything that does not materially adversely affect the interests of any holder of debt securities of any series.

In addition, under the indenture, the rights of holders of a series of debt securities may be changed by us and the trustee with the written consent of the holders of at least a majority in aggregate principal amount of the outstanding debt securities of each series that is affected. However, we and the trustee may make the following changes only with the consent of each holder of any outstanding debt securities affected:

•	extending the fixed maturity of the series of debt securities;

•	reducing the principal amount, reducing the rate of or extending the time of payment of interest, or reducing any premium payable upon the redemption of any debt securities; or

•	reducing the percentage of debt securities, the holders of which are required to consent to any supplemental indenture.

Discharge

The indenture provides that we can elect to be discharged from our obligations with respect to one or more series of debt securities, except for obligations to:

•	register the transfer or exchange of debt securities of the series;

•	replace stolen, lost or mutilated debt securities of the series;

•	maintain paying agencies;

•	hold monies for payment in trust;

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•	recover excess money held by the trustee;

•	compensate and indemnify the trustee; and

•	appoint any successor trustee.

In order to exercise our rights to be discharged, we must deposit with the trustee money or government obligations sufficient to pay all the principal of, any premium, if any, and interest on, the debt securities of the series on the dates payments are due.

Form, Exchange and Transfer

We will issue the debt securities of each series only in fully registered form without coupons and, unless we otherwise specify in the applicable prospectus supplement, in denominations of $1,000 and any integral multiple thereof. The indenture provides that we may issue debt securities of a series in temporary or permanent global form and as book-entry securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York, known as DTC, or another depositary named by us and identified in a prospectus supplement with respect to that series. See “Legal Ownership of Securities” for a further description of the terms relating to any book-entry securities.

At the option of the holder, subject to the terms of the indentures and the limitations applicable to global securities described in the applicable prospectus supplement, the holder of the debt securities of any series can exchange the debt securities for other debt securities of the same series, in any authorized denomination and of like tenor and aggregate principal amount.

Subject to the terms of the indenture and the limitations applicable to global securities set forth in the applicable prospectus supplement, holders of the debt securities may present the debt securities for exchange or for registration of transfer, duly endorsed or with the form of transfer endorsed thereon duly executed if so required by us or the security registrar, at the office of the security registrar or at the office of any transfer agent designated by us for this purpose. Unless otherwise provided in the debt securities that the holder presents for transfer or exchange, we will make no service charge for any registration of transfer or exchange, but we may require payment of any taxes or other governmental charges.

We will name in the applicable prospectus supplement the security registrar, and any transfer agent in addition to the security registrar, that we initially designate for any debt securities. We may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts, except that we will be required to maintain a transfer agent in each place of payment for the debt securities of each series.

If we elect to redeem the debt securities of any series, we will not be required to:

•	issue, register the transfer of, or exchange any debt securities of any series being redeemed in part during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of any debt securities that may be selected for redemption and ending at the close of business on the day of the mailing; or

•	register the transfer of or exchange any debt securities so selected for redemption, in whole or in part, except the unredeemed portion of any debt securities we are redeeming in part.

Information Concerning the Trustee

The trustee, other than during the occurrence and continuance of an event of default under the indenture, undertakes to perform only those duties as are specifically set forth in the indenture. Upon an event of default under the indenture, the trustee must use the same degree of care as a prudent person would exercise or use in the conduct of his or her own affairs. Subject to this provision, the trustee is under no obligation to exercise any of the powers given it by the indenture at the request of any holder of debt securities unless it is offered reasonable security and indemnity against the costs, expenses and liabilities that it might incur.

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Payment and Paying Agents

Unless we otherwise indicate in the applicable prospectus supplement, we will make payment of the interest on any debt securities on any interest payment date to the person in whose name the debt securities, or one or more predecessor securities, are registered at the close of business on the regular record date for the interest.

We will pay principal of and any premium and interest on the debt securities of a particular series at the office of the paying agents designated by us, except that, unless we otherwise indicate in the applicable prospectus supplement, we may make interest payments by check, which we will mail to the holder, or by wire transfer to certain holders. Unless we otherwise indicate in a prospectus supplement, we will designate the corporate trust office of the trustee in the City of New York as our sole paying agent for payments with respect to debt securities of each series. We will name in the applicable prospectus supplement any other paying agents that we initially designate for the debt securities of a particular series. We will maintain a paying agent in each place of payment for the debt securities of a particular series.

All money we pay to a paying agent or the trustee for the payment of the principal of or any premium or interest on any debt securities which remains unclaimed at the end of two years after such principal, premium or interest has become due and payable will be repaid to us, and the holder of the debt security thereafter may look only to us for payment thereof.

Governing Law

The indenture and the debt securities will be governed by and construed in accordance with the laws of the State of New York, except to the extent that the Trust Indenture Act of 1939 is applicable.

Subordination of Subordinated Debt Securities

Any subordinated debt securities will be subordinate and junior in priority of payment to certain of our other indebtedness to the extent described in a prospectus supplement. The indenture in the form initially filed as an exhibit to the registration statement of which this prospectus is a part does not limit the amount of indebtedness which we may incur, including senior indebtedness or subordinated indebtedness, and does not limit us from issuing any other debt, including secured debt or unsecured debt.

Guarantees

Our payment obligations under any series of debt securities may be guaranteed by US Airways Group and AWA. The terms of any such guarantee will be set forth in the applicable prospectus supplement.

LEGAL OWNERSHIP OF SECURITIES

We can issue securities in registered form or in the form of one or more global securities. We describe global securities in greater detail below. We refer to those persons who have securities registered on the books in their own names that we or any applicable trustee or depositary or warrant agent maintain for this purpose as the “holders” of those securities. These persons are the legal holders of the securities. We refer to those persons who, indirectly through others, own beneficial interests in securities that are not registered in their own names, as “indirect holders” of those securities. As we discuss below, indirect holders are not legal holders, and investors in securities issued in book-entry form or in street name will be indirect holders.

Book-Entry Holders

We may issue securities in book-entry form only, as we will specify in the applicable prospectus supplement. This means securities may be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, which are referred to as participants, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

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Only the person in whose name a security is registered is recognized as the holder of that security. Global securities will be registered in the name of the depositary. Consequently, for global securities, we will recognize only the depositary as the holder of the securities, and we will make all payments on the securities to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the securities.

As a result, investors in a global security will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect holders, and not holders, of the securities.

Street Name Holders

We may terminate global securities or issue securities that are not issued in global form. In these cases, investors may choose to hold their securities in their own names or in “street name.” Securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those securities through an account he or she maintains at that institution.

For securities held in street name, we or any applicable trustee or depositary will recognize only the intermediary banks, brokers and other financial institutions in whose names the securities are registered as the holders of those securities, and we or any such trustee or depositary will make all payments on those securities to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold securities in street name will be indirect holders, not holders, of those securities.

Legal Holders

Our obligations, as well as the obligations of any applicable trustee or third party employed by us or a trustee, run only to the legal holders of the securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a security or has no choice because we are issuing the securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice, even if that holder is required, under agreements with its participants or customers or by law, to pass it along to the indirect holders, but does not do so. Similarly, we may want to obtain the approval of the holders to amend an indenture, to relieve us of the consequences of default or of our obligation to comply with a particular provision of an indenture, or for other purposes. In such an event, we would seek approval only from the holders, and not the indirect holders, of the securities. Whether and how the holders contact the indirect holders is up to the holders.

Special Considerations for Indirect Holders

If you hold securities through a bank, broker or other financial institution, either in book-entry form because the securities are represented by one or more global securities or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you securities registered in your own name so you can be a holder, if that is permitted in the future;

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•	how it would exercise rights under the securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the securities are global securities, how the depositary’s rules and procedures will affect these matters.

Global Securities

A global security is a security that represents one or any other number of individual securities held by a depositary. Generally, all securities represented by the same global securities will have the same terms.

Each security issued in book-entry form will be represented by a global security that we issue to, deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, DTC will be the depositary for all global securities issued under this prospectus.

A global security may not be transferred to or registered in the name of anyone other than the depositary, its nominee or a successor depositary, unless special termination situations arise. We describe those situations below under “— Special Situations when a Global Security will be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose security is represented by a global security will not be a holder of the security, but only an indirect holder of a beneficial interest in the global security.

If the prospectus supplement for a particular security indicates that the security will be issued as a global security, then the security will be represented by a global security at all times unless and until the global security is terminated. If termination occurs, we may issue the securities through another book-entry clearing system or decide that the securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. We do not recognize an indirect holder as a holder of securities and instead deal only with the depositary that holds the global security.

If securities are issued only as global securities, an investor should be aware of the following:

•	An investor cannot cause the securities to be registered in his or her name, and cannot obtain non-global certificates for his or her interest in the securities, except in the special situations we describe below;

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the securities and protection of his or her legal rights relating to the securities, as we describe above;

•	An investor may not be able to sell interests in the securities to some insurance companies and to other institutions that are required by law to own their securities in non-book-entry form;

•	An investor may not be able to pledge his or her interest in the global security in circumstances where certificates representing the securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in the global security. We and any applicable trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in the global security. We and the trustee also do not supervise the depositary in any way;

•	The depositary may, and we understand that DTC will, require that those who purchase and sell interests in the global security within its book-entry system use immediately available funds, and your broker or bank may require you to do so as well; and

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•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in the global security, may also have their own policies affecting payments, notices and other matters relating to the securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will terminate and interests in it will be exchanged for physical certificates representing those interests. After that exchange, the choice of whether to hold securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in securities transferred to their own names, so that they will be direct holders. We have described the rights of holders and street name investors above.

A global security will terminate when the following special situations occur:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 90 days;

•	if we notify any applicable trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to securities represented by that global security and has not been cured or waived.

The prospectus supplement may also list additional situations for terminating a global security that would apply only to the particular series of securities covered by the prospectus supplement. When a global security terminates, the depositary, and not we or any applicable trustee, is responsible for deciding the names of the institutions that will be the initial direct holders.

PLAN OF DISTRIBUTION

We may sell securities pursuant to this prospectus in or outside the United States:

•	to the public through a group of underwriters managed or co-managed by one or more underwriters or dealers,

•	through one or more agents,

•	directly to one or more purchasers, including our existing stockholders in a rights offering or

•	through a combination of any such methods of sale.

The prospectus supplement relating to any offering of securities will include the following information:

•	the terms of the offering;

•	the names of any underwriters, dealers or agents;

•	the name or names of any managing underwriter or underwriters;

•	the purchase price of the securities from us;

•	the net proceeds to us from the sale of the securities;

•	any delayed delivery arrangements;

•	any over-allotment options under which underwriters may purchase additional securities from us;

•	any agency fees, underwriting discounts, commissions and other items constituting agents’ or underwriters’ compensation;

•	any initial public offering price;

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•	any discounts or concessions allowed or reallowed or paid to dealers;

•	any commissions paid to agents; and

•	any securities exchanges or markets on which the securities may be listed.

We may distribute securities from time to time in one or more transactions (a) at a fixed price or prices, which may be changed, (b) at market prices prevailing at the time of sale, (c) at prices related to those prevailing market prices or (d) at negotiated prices.

Sales Through Underwriters or Dealers

If we use underwriters in the sale, the underwriters will acquire the securities for their own account. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless we inform you otherwise in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers.

If we use dealers in the sale of securities, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale.

Direct Sales and Sales Through Agents

We may sell the securities directly. In this case, no underwriters or agents would be involved. We may sell securities upon the exercise of rights that we may issue to our security holders. We may also sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities.

We may sell the securities through agents we designate from time to time. Unless we inform you otherwise in the prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.

Delayed Delivery Contracts

If we so indicate in the prospectus supplement, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities from us at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the prospectus supplement. The prospectus supplement will describe the commission payable for solicitation of those contracts.

Other Means of Distribution

Securities may also be offered and sold, if we so indicate in the applicable prospectus supplement, by one or more firms, or remarketing firms, acting as principals for their own accounts or as our agents in connection with a remarketing of such securities following their purchase or redemption or otherwise. Remarketing firms may be deemed to be underwriters under the Securities Act in connection with the securities they remarket.

With or without the involvement of agents, underwriters, dealers, remarketing firms or other third parties, we may utilize the Internet or other electronic bidding or ordering systems for the pricing and allocation of securities. Such a system may allow bidders to directly participate, through electronic access to an auction site, by submitting conditional offers to buy that are subject to acceptance by us. The use of such a system may affect the price or other terms at which such securities are sold. The final offering price at which securities would be sold, and the allocation of securities among bidders, would be based in whole or in part on the results of the bidding process or auction. Many variations of the Internet auction or pricing and allocating systems are likely to be developed in the future, and we may utilize such systems in connection with the sale of securities. We will describe in the applicable prospectus

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supplement how any auction or bidding process will be conducted to determine the price or any other terms of the securities, how potential investors may participate in the process and, where applicable, the nature of the obligations of any agent, underwriter, dealer or remarketing firm with respect to the auction or ordering system.

Derivative Transactions and Hedging

We may enter into derivative or other hedging transactions involving the securities with third parties, or sell securities not covered by the prospectus to third parties in privately-negotiated transactions. If we so indicate in the applicable prospectus supplement, in connection with those derivative transactions, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions, or may lend securities in order to facilitate short sale transactions by others. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of securities, and may use securities received from us in settlement of those derivative or hedging transactions to close out any related open borrowings of securities. The third party in such sale transactions will be an underwriter and will be identified in the applicable prospectus supplement (or a post-effective amendment to the registration statement of which this prospectus is a part).

We may effect sales of securities in connection with forward sale, option or other types of agreements with third parties. Any distribution of securities pursuant to any forward sale agreement may be effected from time to time in one or more transactions that may take place through a stock exchange, including block trades or ordinary broker’s transactions, or through broker-dealers acting either as principal or agent, or through privately-negotiated transactions, or through an underwritten public offering, or through a combination of any such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated or fixed prices.

We may loan or pledge securities to third parties that in turn may sell the securities using this prospectus and the applicable prospectus supplement or, if we default in the case of a pledge, may offer and sell the securities from time to time using this prospectus and the applicable prospectus supplement. Such third parties may transfer their short positions to investors in our securities or in connection with a concurrent offering of other securities offered by this prospectus and the applicable prospectus supplement or otherwise.

General Information

Until the distribution of the securities is completed, rules of the SEC may limit the ability of underwriters and other participants in the offering to bid for and purchase the securities. As an exception to these rules, the underwriters in certain circumstances are permitted to engage in certain transactions that stabilize the price of the securities. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the securities. If the underwriters create a short position in the securities in connection with the offering, i.e., if they sell more securities than are set forth on the cover page of the applicable prospectus supplement, the underwriters may reduce that short position by purchasing securities in the open market. The underwriters also may impose a penalty bid on certain underwriters. This means that if the underwriters purchase the securities in the open market to reduce the underwriters’ short position or to stabilize the price of the securities, they may reclaim the amount of the selling concession from the underwriters who sold those securities as part of the offering. In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

Unless the applicable prospectus supplement states otherwise, each series of securities will be a new issue of securities and will have no established trading market. We may elect to list any other series of securities on any exchange or market, but we are not obligated to do so. Any underwriters to whom the securities are sold for a public offering may make a market in those securities. However, those underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We cannot give any assurance as to the liquidity of, or the trading market for, any of the securities.

Any underwriters, agents, dealers or remarketing firms will be identified and their compensation described in a prospectus supplement.

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We may have agreements with any underwriters, dealers, agents and remarketing firms to indemnify them against certain civil liabilities, including liabilities under the Securities Act, or to contribute with respect to payments they may be required to make.

Any underwriters, dealers, agents, remarketing firms and third parties may be customers of, engage in transactions with, or perform services for, US Airways, US Airways Group, AWA or our affiliates in the ordinary course of their business.

LEGAL MATTERS

Unless we tell you otherwise in the applicable prospectus supplement, the validity of the issuance of the securities offered hereby will be passed upon for US Airways by McKenna Long & Aldridge LLP, Atlanta, Georgia and for any agents, underwriters or dealers by counsel named in the applicable prospectus supplement.

EXPERTS

US Airways, Inc.  The financial statements of US Airways as of December 31, 2005 for the Successor Company and December 31, 2004 for the Predecessor Company, the three months ended December 31, 2005 for the Successor Company, the nine months ended September 30, 2005, the year ended December 31, 2004, the nine months ended December 31, 2003 for the Predecessor Company, and the three months ended March 31, 2003 for the prior Predecessor Company, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, have been incorporated by reference herein and in the registration statement of which this prospectus forms a part in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report of KPMG LLP, dated March 14, 2006, on the 2005 financial statements refers to the adoption of fresh-start reporting pursuant to Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” as of September 27, 2005 and March 31, 2003. As a result, the financial statements of the Successor Company are presented on a different basis from those of the Predecessor Company and, therefore, are not comparable in all respects.

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PROSPECTUS

AMERICA WEST AIRLINES, INC.
Pass Through Certificates

Pass through trusts that we form may offer for sale pass through certificates from time to time under this prospectus and one or more prospectus supplements. Each pass through certificate will represent an interest in a pass through trust. The property of the pass through trust will include equipment notes issued by:

•	one or more owner trustees, on a non-recourse basis, to finance or refinance a portion of the purchase price of aircraft that have been or will be leased to us as part of a leveraged lease transaction; or

•	AWA to finance or refinance all or a portion of the purchase price of aircraft owned or to be purchased by us.

The pass through certificates will not represent interests in or obligations of AWA or any of our affiliates.

Equipment notes issued by any owner trustee will be without recourse to us. For each aircraft, we or the owner trustee will issue one or more equipment notes with an interest rate, final maturity date and ranking of priority of payment described in a prospectus supplement.

The pass through trustee will distribute to the holders of pass through certificates the interest paid on the equipment notes held in the related pass through trust on the dates and at the rates indicated in a prospectus supplement. Holders of pass through certificates will also receive distributions of the principal paid on the equipment notes in scheduled amounts and on dates specified in a prospectus supplement. Unless otherwise indicated in a prospectus supplement, we will not list the pass through certificates on any national securities exchange.

To the extent stated in the applicable prospectus supplement, our payment obligations in respect of any equipment notes or the leases related to any equipment notes will be fully and unconditionally guaranteed by our parent corporation, US Airways Group, Inc.

We will describe the specific terms of a particular series of pass through certificates in a supplement to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any pass through certificates unless accompanied by a prospectus supplement.

Investing in our securities involves risks. You should carefully consider the information in the section entitled “Risk Factors” contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

We may offer and sell the pass through certificates directly, through agents we select from time to time or to or through underwriters, dealers or other third parties we select. If we use any agents, underwriters or dealers to sell the pass through certificates, we will name them and describe their compensation in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 4, 2006.

Important Notice About the Information Presented In This Prospectus

You should rely only on the information we have provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. You should assume that the information in this prospectus or any prospectus supplement is accurate only as of the date on the front of the document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any sale of a security. Our business, financial condition and results of operations may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this shelf registration process, we are registering an unspecified amount of pass through certificates, and we may sell the pass through certificates in one or more offerings. Each time we use this prospectus to offer pass through certificates, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. If there is any inconsistency between the information in this prospectus and any applicable prospectus supplement, you should rely on the information in the prospectus supplement. This prospectus, together with the applicable prospectus supplements and the documents incorporated by reference into this prospectus, includes all material information relating to this offering. Please carefully read both this prospectus and any prospectus supplement together with the additional information described below under the heading “Where You Can Find More Information.”

The prospectus supplement will describe: the terms of the series of pass through certificates offered, pricing information, the manner of distribution and any underwriting compensation, and the other specific material terms related to the offering of these pass through certificates. The prospectus supplement may also contain information about material United States federal income tax considerations relating to the pass through certificates. For more detail on the terms of the pass through certificates, you should read the exhibits filed with or incorporated by reference in our registration statement of which this prospectus forms a part.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of the documents referred to herein have been filed, or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under “Where You Can Find More Information.”

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Because we are a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, we may add to and offer additional securities, including secondary securities, by filing a prospectus supplement with the SEC at the time of the offer.

Throughout this prospectus, references to “AWA,” the “Company,” “we,” “us” and “our” refer to America West Airlines, Inc., references to “US Airways Group” refer to US Airways Group, Inc., including its consolidated subsidiaries, references to “America West Holdings” refer to America West Holdings Corporation, a wholly owned subsidiary of US Airways Group, and references to “US Airways” refer to US Airways, Inc., a wholly owned subsidiary of US Airways Group.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is a part of a registration statement on Form S-3 that we are filing with the SEC, but the registration statement includes additional information and also attaches exhibits that are referenced in this prospectus. You can review a copy of the registration statement through the SEC’s “EDGAR” System (Electronic Data Gathering, Analysis and Retrieval) available on the SEC’s web site at http://www.sec.gov.

We are required to publicly file certain information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All of our public filings are also available on EDGAR, including annual, quarterly and current reports, proxy statements, information statements and other information regarding us. You may also read and copy all of our public filings in the SEC’s Public Reference Room at Room 1580, 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. You can also find our SEC filings on our website at www.usairways.com. The information included on this website is not incorporated by reference into this prospectus.

This prospectus incorporates by reference some of the reports, proxy and information statements and other information that AWA has filed with the SEC under the Exchange Act. This means that we are disclosing important business and financial information to you by referring you to those documents. The information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (except for information furnished under Items 2.02 or 7.01 of Form 8-K) until all of the securities offered by this prospectus are sold:

•	annual report of US Airways Group, US Airways and AWA on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 15, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended March 31, 2006, filed with the SEC on May 9, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on July 27, 2006; and

•	current reports of US Airways Group, US Airways and AWA on Form 8-K filed with the SEC on January 23, 2006, February 23, 2006, March 15, 2006, March 24, 2006, March 28, 2006, March 29, 2006, April 6, 2006, April 10, 2006, April 10, 2006, April 17, 2006, April 19, 2006, June 2, 2006, June 29, 2006, August 30, 2006, September 14, 2006 and October 3, 2006.

You may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at:

Corporate Secretary
America West Airlines, Inc.
4000 East Sky Harbor Blvd.
Phoenix, Arizona 85034
(480) 693-0800

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this prospectus and in the documents incorporated by reference in this prospectus contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of AWA. These statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, our expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties that could cause our actual results and financial position to differ materially from our expectations. These risks and uncertainties include, but are not limited to, the following:

•	the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases in fuel prices;

•	our ability to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants);

•	our ability to maintain adequate liquidity;

•	our ability to integrate our operations following the merger between US Airways Group and America West Holdings;

•	the impact of general economic conditions;

•	relations with unionized employees generally and the impact and outcome of ongoing labor negotiations;

•	the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior;

•	changes in prevailing interest rates;

•	potential failures or disruptions of our computer, communications or other technology systems;

•	our ability to obtain and maintain commercially reasonable terms with vendors and service providers, and our reliance on those vendors and service providers;

•	security-related and insurance costs;

•	government legislation and regulation of our operations;

•	competitive practices in the industry, including significant fare restructuring activities by major airlines;

•	the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings;

•	interruptions or disruptions in service at one or more of our hub airports;

•	our ability to attract and retain qualified personnel;

•	our ability to attract and retain customers;

•	labor costs;

•	the cyclical nature of the airline industry;

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•	weather conditions;

•	our ability to fund and execute our business plan following the Chapter 11 proceedings and the merger;

•	and other risks and uncertainties listed from time to time in our reports to the SEC.

There may be other factors not identified above of which we are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to us. We assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates, except as required by law.

Additional information about these and other factors that may affect our future results are set forth in the section entitled “Risk Factors” in our periodic reports filed with the SEC, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and our Annual Report on Form 10-K for the year ended December 31, 2005.

You should carefully read this prospectus, any prospectus supplement, and the documents incorporated by reference in their entirety. They contain information that you should consider when making your investment decision.

OUR COMPANY

AWA is the wholly owned subsidiary of America West Holdings and the indirect wholly owned subsidiary of US Airways Group. AWA accounted for most of America West Holdings’ revenues and expenses prior to the merger with US Airways Group in September 2005. On May 19, 2005, US Airways Group signed a merger agreement with America West Holdings pursuant to which America West Holdings agreed to merge with a wholly owned subsidiary of US Airways Group. The merger agreement was amended by a letter agreement on July 7, 2005. On September 27, 2005, the merger became effective. Prior to the merger AWA had approximately 22 million passengers boarding its planes in 2005, and was the eighth largest passenger airline and the second largest low-cost carrier in the United States based on 2005 operating revenues and available seat miles, or ASMs, and revenue passenger miles, or RPMs. AWA was the largest low-cost carrier operating a hub-and-spoke network before the merger, with hubs in both Phoenix and Las Vegas. As of June 30, 2006, AWA had 135 jet aircraft.

Following the merger, US Airways Group began moving toward operating under the single brand name of “US Airways” through its two principal subsidiaries: US Airways and AWA. US Airways Group expects to integrate the two principal subsidiaries into one operation over the first 24 months following the merger. As a result of the merger, US Airways Group, through its two principal operating subsidiaries, operates the fifth largest airline in the United States as measured by domestic RPMs and ASMs. US Airways Group has primary hubs in Charlotte, Philadelphia and Phoenix and secondary hubs/focus cities in Pittsburgh, Las Vegas, New York, Washington, D.C. and Boston. US Airways Group is a low-cost carrier offering scheduled passenger service on approximately 4,000 flights daily to more than 225 communities in the U.S., Canada, the Caribbean, Latin America and Europe, making it the only low-cost carrier with a significant international route presence. Starting in December 2005, US Airways Group expanded its route network to include Hawaii. As of June 30, 2006, US Airways Group’s two principal subsidiaries operate 359 mainline jets and are supported by its regional airline subsidiaries and affiliates operating as US Airways Express.

We are a Delaware corporation, and our principal executive offices are located at 4000 East Sky Harbor Blvd., Phoenix, Arizona 85034. Our telephone number is (480) 693-0800. For additional information on AWA, see “Where You Can Find More Information.”

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RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of earnings to fixed charges for the six months ended June 30, 2006 and for each of the periods in the five years ended December 31, 2005. The data presented in this table has been derived from and should be read in conjunction with our audited financial statements incorporated by reference from our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

	Six Months
	Ended June 30,	Years Ended December 31,
	2006	2005	2004	2003	2002	2001

Ratio of earnings (loss) to fixed charges	2.12	(a)	(a)	1.26	(a)	(a)

(a)	Earnings for the years ended December 31, 2005, 2004, 2002 and 2001 were not sufficient to cover fixed charges by $198 million, $87 million, $215 million and $339 million, respectively.

For purposes of the table, “earnings” consists of income (loss) before income taxes and cumulative effect of change in accounting principle plus fixed charges less capitalized interest. Fixed charges consist of interest expense, including amortization of debt discount and issuance costs, one third of rent expense, which is deemed to be representative of an interest factor, and capitalized interest.

USE OF PROCEEDS

Except as set forth in an applicable prospectus supplement, the pass through trustee(s) will use proceeds from the sale of pass through certificates to purchase equipment notes secured by aircraft. The equipment notes are or will be issued by:

•	one or more owner trustees on a non-recourse basis to finance or refinance a portion of the purchase price of aircraft that have been or will be leased to us (“leased aircraft notes”), or

•	us to finance or refinance all or a portion of the purchase price of aircraft owned or to be purchased by us (“owned aircraft notes”).

Any trust may hold owned aircraft notes and leased aircraft notes simultaneously. The owned aircraft notes will be secured by certain aircraft owned or to be owned by us, and the leased aircraft notes will be secured by certain aircraft leased or to be leased to us.

In addition, to the extent set forth in an applicable prospectus supplement, each trust may hold (exclusively, or in combination with owned aircraft notes, leased aircraft notes or both) equipment notes secured by aircraft engines, spare parts, appliances or other equipment or personal property owned or to be owned by, or leased or to be leased to, us. Such equipment notes, and the property securing them, will be subject to the considerations, terms, conditions, and other provisions described in the applicable prospectus supplement.

The pass through certificates will not represent interests in or obligations of AWA or any of our affiliates.

For each leased aircraft, the owner trustee will issue the related equipment notes, as nonrecourse obligations, and authenticated by a bank or trust company, as indenture trustee under either a separate supplement to an existing trust indenture and security agreement between the owner trustee and the indenture trustee or a separate trust indenture and security agreement. The owner trustee will also obtain a portion of the funding for the leased aircraft from an equity investment of one or more owner participants. A leased aircraft may also be subject to other financing arrangements that will be described in the applicable prospectus supplement. In connection with the refinancing of a leased aircraft, the owner trustee may refinance the existing equipment notes through the issuance of notes by a separate trust, which will be described in the applicable prospectus supplement.

We will issue the equipment notes relating to aircraft owned by us under either a separate supplement to an existing trust indenture and mortgage or a separate trust indenture and mortgage.

A trust may hold owned aircraft notes or leased aircraft notes that are subordinated in right of payment to other equipment notes or other debt related to the same owned or leased aircraft. In addition, the trustees on behalf of one

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or more trusts may enter into an intercreditor or subordination agreement establishing priorities among series of pass through certificates. Also, a liquidity facility, surety bond, financial guarantee, interest rate or other swap or other arrangement may support one or more payments on the equipment notes or pass through certificates of one or more series. In addition, the trustee may enter into servicing, remarketing, appraisal, put or other agreements relating to the collateral securing the equipment notes. We will describe any such credit enhancements or other arrangements or agreements in the applicable prospectus supplement.

If the pass through trustee does not use the proceeds of any offering of pass through certificates to purchase equipment notes on the date of issuance of the pass through certificates, it will hold the proceeds for the benefit of the holders of the related pass through certificates under arrangements that we will describe in the applicable prospectus supplement. If the pass through trustee does not subsequently use any portion of the proceeds to purchase equipment notes by the date specified in the applicable prospectus supplement, it will return that portion of the proceeds to the holders of the related pass through certificates. In these circumstances, the prospectus supplement will describe how the proceeds of the pass through certificates will be held or applied including any depositary or escrow arrangements.

LEGAL MATTERS

Unless we tell you otherwise in the applicable prospectus supplement, the validity of the pass through certificates to be offered by this prospectus and certain federal income tax matters with respect to the pass through certificates will be passed upon for us by McKenna Long & Aldridge LLP, Atlanta, Georgia and for any agents, underwriters or dealers by counsel named in the applicable prospectus supplement.

EXPERTS

America West Airlines, Inc.  The financial statements of AWA as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 have been incorporated by reference herein and in the registration statement of which this prospectus forms a part in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report of KPMG LLP, dated March 14, 2006, on the December 31, 2005 consolidated financial statements refers to a change in the method of accounting for major scheduled airframe, engine and certain component overhaul costs from the deferred method to the direct expense method in 2005.

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PROSPECTUS

US AIRWAYS, INC.
Pass Through Certificates

Pass through trusts that we form may offer for sale pass through certificates from time to time under this prospectus and one or more prospectus supplements. Each pass through certificate will represent an interest in a pass through trust. The property of the pass through trust will include equipment notes issued by:

•	one or more owner trustees, on a non-recourse basis, to finance or refinance a portion of the purchase price of aircraft that have been or will be leased to us as part of a leveraged lease transaction; or

•	US Airways to finance or refinance all or a portion of the purchase price of aircraft owned or to be purchased by us.

The pass through certificates will not represent interests in or obligations of US Airways or any of our affiliates.

Equipment notes issued by any owner trustee will be without recourse to us. For each aircraft, we or the owner trustee will issue one or more equipment notes with an interest rate, final maturity date and ranking of priority of payment described in a prospectus supplement.

The pass through trustee will distribute to the holders of pass through certificates the interest paid on the equipment notes held in the related pass through trust on the dates and at the rates indicated in a prospectus supplement. Holders of pass through certificates will also receive distributions of the principal paid on the equipment notes in scheduled amounts and on dates specified in a prospectus supplement. Unless otherwise indicated in a prospectus supplement, we will not list the pass through certificates on any national securities exchange.

To the extent stated in the applicable prospectus supplement, our payment obligations in respect of any equipment notes or the leases related to any equipment notes will be fully and unconditionally guaranteed by our parent corporation, US Airways Group, Inc.

We will describe the specific terms of a particular series of pass through certificates in a supplement to this prospectus. You should read carefully this prospectus, the information incorporated by reference in this prospectus and any prospectus supplement before you invest. This prospectus may not be used to offer or sell any pass through certificates unless accompanied by a prospectus supplement.

Investing in our securities involves risks. You should carefully consider the information in the section entitled “Risk Factors” contained in our periodic reports filed with the Securities and Exchange Commission and incorporated by reference into this prospectus before you invest in any of our securities.

We may offer and sell the pass through certificates directly, through agents we select from time to time or to or through underwriters, dealers or other third parties we select. If we use any agents, underwriters or dealers to sell the pass through certificates, we will name them and describe their compensation in a prospectus supplement.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 4, 2006.

Important Notice About the Information Presented In This Prospectus

You should rely only on the information we have provided or incorporated by reference in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. You should assume that the information in this prospectus or any prospectus supplement is accurate only as of the date on the front of the document and that any information we have incorporated by reference is accurate only as of the date of the document incorporated by reference, regardless of the time of delivery of this prospectus or any sale of a security. Our business, financial condition and results of operations may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this shelf registration process, we are registering an unspecified amount of pass through certificates, and we may sell the pass through certificates in one or more offerings. Each time we use this prospectus to offer pass through certificates, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Any prospectus supplement may also add, update or change information contained in this prospectus or in documents we have incorporated by reference into this prospectus. If there is any inconsistency between the information in this prospectus and any applicable prospectus supplement, you should rely on the information in the prospectus supplement. This prospectus, together with the applicable prospectus supplements and the documents incorporated by reference into this prospectus, includes all material information relating to this offering. Please carefully read both this prospectus and any prospectus supplement together with the additional information described below under the heading “Where You Can Find More Information.”

The prospectus supplement will describe: the terms of the series of pass through certificates offered, pricing information, the manner of distribution and any underwriting compensation, and the other specific material terms related to the offering of these pass through certificates. The prospectus supplement may also contain information about material United States federal income tax considerations relating to the pass through certificates. For more detail on the terms of the pass through certificates, you should read the exhibits filed with or incorporated by reference in our registration statement of which this prospectus forms a part.

This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of the documents referred to herein have been filed, or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under “Where You Can Find More Information.”

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Because we are a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, we may add to and offer additional securities, including secondary securities, by filing a prospectus supplement with the SEC at the time of the offer.

Throughout this prospectus, references to “US Airways, Inc.,” “US Airways,” the “Company,” “we,” “us” and “our” refer to US Airways, Inc., references to “US Airways Group” refer to US Airways Group, Inc., including its consolidated subsidiaries, references to “America West Holdings” refer to America West Holdings Corporation, a wholly owned subsidiary of US Airways Group, and references to “AWA” refer to America West Airlines, Inc., a wholly owned subsidiary of America West Holdings.

WHERE YOU CAN FIND MORE INFORMATION

This prospectus is a part of a registration statement on Form S-3 that we are filing with the SEC, but the registration statement includes additional information and also attaches exhibits that are referenced in this prospectus. You can review a copy of the registration statement through the SEC’s “EDGAR” System (Electronic Data Gathering, Analysis and Retrieval) available on the SEC’s web site at http://www.sec.gov.

We are required to publicly file certain information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. All of our public filings are also available on EDGAR, including annual, quarterly and current reports, proxy statements, information statements and other information regarding us. You may also read and copy all of our public filings in the SEC’s Public Reference Room at Room 1580, 100 F Street NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. You can also find our SEC filings on our website at www.usairways.com. The information included on this website is not incorporated by reference into this prospectus.

This prospectus incorporates by reference some of the reports, proxy and information statements and other information that US Airways has filed with the SEC under the Exchange Act. This means that we are disclosing important business and financial information to you by referring you to those documents. The information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the SEC under sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (except for information furnished under Items 2.02 or 7.01 of Form 8-K) until all of the securities offered by this prospectus are sold:

•	annual report of US Airways Group, US Airways and AWA on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 15, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended March 31, 2006, filed with the SEC on May 9, 2006;

•	quarterly report of US Airways Group, US Airways and AWA on Form 10-Q for the quarterly period ended June 30, 2006, filed with the SEC on July 27, 2006; and

•	current reports of US Airways Group, US Airways and AWA on Form 8-K filed with the SEC on January 23, 2006, February 23, 2006, March 15, 2006, March 24, 2006, March 28, 2006, March 29, 2006, April 6, 2006, April 10, 2006, April 10, 2006, April 17, 2006, April 19, 2006, June 2, 2006, June 29, 2006, August 30, 2006, September 14, 2006 and October 3, 2006.

You may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at:

Corporate Secretary
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
(480) 693-0800

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this prospectus and in the documents incorporated by reference in this prospectus contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways. These statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, our expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties that could cause our actual results and financial position to differ materially from our expectations. These risks and uncertainties include, but are not limited to, the following:

•	the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases in fuel prices;

•	our ability to obtain and maintain any necessary financing for operations and other purposes (including compliance with financial covenants);

•	our ability to maintain adequate liquidity;

•	our ability to integrate our operations following the merger between US Airways Group and America West Holdings;

•	the impact of general economic conditions;

•	relations with unionized employees generally and the impact and outcome of ongoing labor negotiations;

•	the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior;

•	changes in prevailing interest rates;

•	potential failures or disruptions of our computer, communications or other technology systems;

•	our ability to obtain and maintain commercially reasonable terms with vendors and service providers, and our reliance on those vendors and service providers;

•	security-related and insurance costs;

•	government legislation and regulation of our operations;

•	competitive practices in the industry, including significant fare restructuring activities by major airlines;

•	the impact of the resolution of remaining claims in US Airways Group’s Chapter 11 proceedings;

•	interruptions or disruptions in service at one or more of our hub airports;

•	our ability to attract and retain qualified personnel;

•	our ability to attract and retain customers;

•	labor costs;

•	the cyclical nature of the airline industry;

•	weather conditions;

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•	our ability to fund and execute our business plan following the Chapter 11 proceedings and the merger;

•	and other risks and uncertainties listed from time to time in our reports to the SEC.

There may be other factors not identified above of which we are not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to us. We assume no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates, except as required by law.

Additional information about these and other factors that may affect our future results are set forth in the section entitled “Risk Factors” in our periodic reports filed with the SEC, including but not limited to our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and our Annual Report on Form 10-K for the year ended December 31, 2005.

You should carefully read this prospectus, any prospectus supplement, and the documents incorporated by reference in their entirety. They contain information that you should consider when making your investment decision.

OUR COMPANY

US Airways is a certificated air carrier engaged primarily in the business of transporting passengers, property and mail, and is a wholly owned subsidiary of US Airways Group. Prior to September 27, 2005, we were the principal operating subsidiary of our parent, US Airways Group, and we accounted for substantially all of US Airways Group’s consolidated operating revenues. As described below, on September 27, 2005, US Airways Group merged with America West Holdings.

US Airways, along with a network of US Airways Group’s regional airline subsidiaries, US Airways’ MidAtlantic division and affiliated carriers flying as US Airways Express, was a hub-and-spoke carrier with a substantial presence in the Eastern United States and with service to Canada, the Caribbean, Latin America and Europe. Effective May 27, 2006, the transfer of certain MidAtlantic assets to Republic Airways was complete and Republic Airways assumed the operation of the aircraft as a US Airways affiliate Express carrier. US Airways had approximately 42 million passengers boarding its planes in 2005 and was the seventh largest U.S. air carrier based on available seat miles, or ASMs, and revenue passenger miles, or RPMs. As of June 30, 2006, US Airways had 224 jet aircraft.

On September 12, 2004, US Airways Group and its domestic subsidiaries, US Airways, Piedmont Airlines, Inc., PSA Airlines, Inc. and Material Services Company, Inc., which at the time accounted for substantially all of the operations of US Airways Group, filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division. On May 19, 2005, US Airways Group signed a merger agreement with America West Holdings pursuant to which America West Holdings merged with a wholly owned subsidiary of US Airways Group. The merger agreement was amended by a letter agreement on July 7, 2005. The merger became effective upon US Airways Group’s emergence from bankruptcy on September 27, 2005.

Following the merger, US Airways Group began moving toward operating under the single brand name of “US Airways” through its two principal subsidiaries: US Airways and AWA. US Airways Group expects to integrate the two principal subsidiaries into one operation over the first 24 months following the merger. As a result of the merger, US Airways Group, through its two principal operating subsidiaries, operates the fifth largest airline in the United States as measured by domestic RPMs and ASMs. US Airways Group has primary hubs in Charlotte, Philadelphia and Phoenix and secondary hubs/focus cities in Pittsburgh, Las Vegas, New York, Washington, D.C. and Boston. US Airways Group is a low-cost carrier offering scheduled passenger service on approximately 4,000 flights daily to more than 225 communities in the U.S., Canada, the Caribbean, Latin America and Europe, making it the only low-cost carrier with a significant international route presence. Starting in December 2005, US Airways Group expanded its route network to include Hawaii. As of June 30, 2006, US Airways Group’s two principal subsidiaries operate 359 mainline jets and are supported by its regional airline subsidiaries and affiliates operating

5

as US Airways Express. As discussed above, US Airways’ MidAtlantic division ceased operations during the second quarter of 2006.

We are a Delaware corporation, and our principal executive offices are located at 111 West Rio Salado Parkway, Tempe, Arizona 85281. Our telephone number is (480) 693-0800. For additional information on US Airways, see “Where You Can Find More Information.”

RATIO OF EARNINGS TO FIXED CHARGES

The following table sets forth the ratio of earnings to fixed charges for the six months ended June 30, 2006 and for each of the periods in the five years ended December 31, 2005. The data presented in this table has been derived from and should be read in conjunction with our audited financial statements incorporated by reference from our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the quarter ended June 30, 2006.

	Successor Company(b)		Predecessor Company(b)
	Six Months	Three Months	Nine Months		Nine Months	Three Months
	Ended	Ended	Ended	Year Ended	Ended	Ended
	June 30,	December 31,	September 30,	December 31,	December 31,	March 31,	Years Ended December 31,
	2006	2005	2005	2004	2003	2003	2002	2001
Ratio of earnings to fixed charges	2.12	(a)	1.71	(a)	(a)	13.41	(a)	(a)

(a)	Earnings for the three months ended December 31, 2005, the year ended December 31, 2004, the nine months ended December 31, 2003 and the years ended December 31, 2002 and 2001 were not sufficient to cover fixed charges by $121 million, $590 million, $154 million, $1.92 billion and $1.80 billion, respectively.

(b)	In connection with emergence from the first bankruptcy in March 2003 and the second bankruptcy in September 2005, US Airways adopted fresh-start reporting in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code.” As a result of the application of fresh-start reporting, the financial statements for the periods prior to March 31, 2003 are not comparable with the financial statements for the period April 1, 2003 to September 27, 2005, nor are any of such periods comparable to periods after September 27, 2005. References to “Successor Company” refer to US Airways following the application of fresh-start reporting upon emergence from the second bankruptcy, and references to “Predecessor Company” refer to US Airways prior to the application of fresh-start reporting upon emergence from the second bankruptcy.

For purposes of the table, “earnings” consists of income (loss) before income taxes and cumulative effect of change in accounting principle plus fixed charges less capitalized interest. Fixed charges consist of interest expense including amortization of debt discount and issuance costs, and one third of rent expense, which is deemed to be representative of an interest factor, and capitalized interest.

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USE OF PROCEEDS

Except as set forth in an applicable prospectus supplement, the pass through trustee(s) will use proceeds from the sale of pass through certificates to purchase equipment notes secured by aircraft. The equipment notes are or will be issued by:

•	one or more owner trustees on a non-recourse basis to finance or refinance a portion of the purchase price of aircraft that have been or will be leased to us (“leased aircraft notes”), or

•	us to finance or refinance all or a portion of the purchase price of aircraft owned or to be purchased by us (“owned aircraft notes”).

Any trust may hold owned aircraft notes and leased aircraft notes simultaneously. The owned aircraft notes will be secured by certain aircraft owned or to be owned by us, and the leased aircraft notes will be secured by certain aircraft leased or to be leased to us.

In addition, to the extent set forth in an applicable prospectus supplement, each trust may hold (exclusively, or in combination with owned aircraft notes, leased aircraft notes or both) equipment notes secured by aircraft engines, spare parts, appliances or other equipment or personal property owned or to be owned by, or leased or to be leased to, us. Such equipment notes, and the property securing them, will be subject to the considerations, terms, conditions, and other provisions described in the applicable prospectus supplement.

The pass through certificates will not represent interests in or obligations of US Airways or any of our affiliates.

For each leased aircraft, the owner trustee will issue the related equipment notes, as nonrecourse obligations, and authenticated by a bank or trust company, as indenture trustee under either a separate supplement to an existing trust indenture and security agreement between the owner trustee and the indenture trustee or a separate trust indenture and security agreement. The owner trustee will also obtain a portion of the funding for the leased aircraft from an equity investment of one or more owner participants. A leased aircraft may also be subject to other financing arrangements that will be described in the applicable prospectus supplement. In connection with the refinancing of a leased aircraft, the owner trustee may refinance the existing equipment notes through the issuance of notes by a separate trust, which will be described in the applicable prospectus supplement.

We will issue the equipment notes relating to aircraft owned by us under either a separate supplement to an existing trust indenture and mortgage or a separate trust indenture and mortgage.

A trust may hold owned aircraft notes or leased aircraft notes that are subordinated in right of payment to other equipment notes or other debt related to the same owned or leased aircraft. In addition, the trustees on behalf of one or more trusts may enter into an intercreditor or subordination agreement establishing priorities among series of pass through certificates. Also, a liquidity facility, surety bond, financial guarantee, interest rate or other swap or other arrangement may support one or more payments on the equipment notes or pass through certificates of one or more series. In addition, the trustee may enter into servicing, remarketing, appraisal, put or other agreements relating to the collateral securing the equipment notes. We will describe any such credit enhancements or other arrangements or agreements in the applicable prospectus supplement.

If the pass through trustee does not use the proceeds of any offering of pass through certificates to purchase equipment notes on the date of issuance of the pass through certificates, it will hold the proceeds for the benefit of the holders of the related pass through certificates under arrangements that we will describe in the applicable prospectus supplement. If the pass through trustee does not subsequently use any portion of the proceeds to purchase equipment notes by the date specified in the applicable prospectus supplement, it will return that portion of the proceeds to the holders of the related pass through certificates. In these circumstances, the prospectus supplement will describe how the proceeds of the pass through certificates will be held or applied including any depositary or escrow arrangements.

7

LEGAL MATTERS

Unless we tell you otherwise in the applicable prospectus supplement, the validity of the pass through certificates to be offered by this prospectus and certain federal income tax matters with respect to the pass through certificates will be passed upon for us by McKenna Long & Aldridge LLP, Atlanta, Georgia and for any agents, underwriters or dealers by counsel named in the applicable prospectus supplement.

EXPERTS

US Airways, Inc.  The financial statements of US Airways as of December 31, 2005 for the Successor Company and December 31, 2004 for the Predecessor Company, the three months ended December 31, 2005 for the Successor Company, the nine months ended September 30, 2005, the year ended December 31, 2004, the nine months ended December 31, 2003 for the Predecessor Company, and the three months ended March 31, 2003 for the prior Predecessor Company, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2005, have been incorporated by reference herein and in the registration statement of which this prospectus forms a part in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The audit report of KPMG LLP, dated March 14, 2006, on the 2005 financial statements refers to the adoption of fresh-start reporting pursuant to Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” as of September 27, 2005 and March 31, 2003. As a result, the financial statements of the Successor Company are presented on a different basis from those of the Predecessor Company and, therefore, are not comparable in all respects.

8

PART II.

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance And Distribution.

The following table sets forth the costs and expenses, all of which will be paid by the registrants, in connection with the distribution of the securities being registered. All amounts are estimated, except the SEC Registration Fee:

SEC Registration fee	$	*
Trustees’ fees and expenses		$50,000
Printing expenses		$50,000
Legal fees and expenses		$150,000
Blue Sky fees and expenses		$5,000
Accounting fees and expenses		$20,000
Miscellaneous		$50,000

Total		$325,000

*	Deferred in accordance with Rules 456(b) and 457(r) under the Securities Act, except for $63,350 that has already been paid with respect to securities that were previously registered under the registration statement of America West Airlines, Inc. on Form S-3 filed on March 10, 2004 (No. 333-113471) and were not sold thereunder.

Item 15.	Indemnification of Directors and Officers.

Under Section 145 of the Delaware General Corporation Law (the “DGCL”), a corporation may indemnify any person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a derivative action by or in the right of such corporation) who is or was a director, officer, employee or agent of such corporation, or serving at the request of such corporation in such capacity for another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

The DGCL also permits indemnification by a corporation under similar circumstances for expenses (including attorneys’ fees) actually and reasonably incurred by such persons in connection with the defense or settlement of a derivative action, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to such corporation unless the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

The DGCL provides that the indemnification described above shall not be deemed exclusive of other indemnification that may be granted by a corporation under its bylaws, disinterested directors’ vote, stockholders’ vote, agreement or otherwise.

The DGCL also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

US Airways Group’s amended and restated certificate of incorporation, US Airways’ amended and restated certificate of incorporation and AWA’s restated certificate of incorporation, each provide that the respective company shall indemnify its officers and directors to the full extent authorized or permitted by applicable law.

US Airways Group’s amended and restated certificate of incorporation and bylaws, US Airways’ amended and restated certificate of incorporation and bylaws and AWA’s restated certificate of incorporation and restated bylaws, each provide that the respective company shall also indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the company), by reason of the fact that such person is or was a director or officer of the company, or is or was a director or officer of the company serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

US Airways Group and AWA also maintain insurance for officers and directors against certain liabilities, including liabilities under the Securities Act. The effect of this insurance is to indemnify any officer or director of US Airways Group and AWA against expenses, including without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement, incurred by an officer or director upon a determination that such person acted in good faith. The premiums for such insurance are paid by US Airways Group and AWA.

Under indemnification agreements with US Airways Group and/or US Airways, officers and directors of each company are indemnified against all liabilities relating to their position as an officer or director of the company, to the fullest extent permitted under applicable law.

The foregoing statements are subject to the detailed provisions of Section 145 of the DGCL.

ITEM 16.	Exhibits.

Exhibit		Description

1	.1*	Form of Underwriting Agreement.
4.1		Amended and Restated Certificate of Incorporation of US Airways Group, Inc., effective as of September 27, 2005 (incorporated by reference to Exhibit 3.1 to US Airways Group, Inc.’s Form 8-K filed on October 3, 2005).
4.2		Amended and Restated Bylaws of US Airways Group, Inc., effective as of September 27, 2005 (incorporated by reference to Exhibit 3.1 to US Airways Group, Inc.’s Form 8-K filed on October 3, 2005).
4.3		Restated Certificate of Incorporation of America West Airlines, Inc., (incorporated by reference to Exhibit 2.1 to America West Airlines, Inc.’s Registration Statement on Form 8-B, dated January 13, 1997) (Registration No. 001-12649).
4.4		Bylaws of AWA (incorporated by reference to Exhibit 3.2 to AWA’s Annual Report on Form 10-K for the year ended December 31, 2004).
4.5		Amended and Restated Certificate of Incorporation of US Airways, Inc., effective as of March 31, 2003 (incorporated by reference to Plan Exhibit C-2 to the First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and Debtors-in-Possession, As Modified (incorporated by reference to Exhibit 2.1 to US Airways Current Report on Form 8-K dated March 18, 2003)).
4.6		Amended and Restated Bylaws of US Airways, Inc., effective as of March 31, 2003 (incorporated by reference to Exhibit 3.1 to US Airways’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).
4	.7+	Form of US Airways Group, Inc. Indenture for Debt Securities.
4	.8+	Form of America West Airlines, Inc. Indenture for Debt Securities.
4	.9+	Form of US Airways, Inc. Indenture for Debt Securities.
4	.10*	Form of US Airways Group, Inc. Note.
4	.11*	Form of America West Airlines, Inc. Note.
4	.12*	Form of US Airways, Inc. Note.

Exhibit		Description

4	.13*	Form of US Airways Group, Inc. Common Stock Warrant Agreement and Warrant Certificate.
4	.14*	Form of US Airways Group, Inc. Debt Securities Warrant Agreement and Warrant Certificate.
4	.15*	Form of US Airways Group, Inc. Stock Purchase Contract.
4	.16*	Form of US Airways Group, Inc. Stock Purchase Unit.
4	.17*	Form of Guarantee.
4	.18+	Form of Pass Through Trust Agreement for America West Airlines, Inc.
4	.19+	Form of Pass Through Certificate for America West Airlines, Inc. (included in Exhibit 4.18).
4	.20+	Form of Pass Through Trust Agreement for US Airways, Inc.
4	.21+	Form of Pass Through Certificate for US Airways, Inc. (included in Exhibit 4.20).
4	.22*	Form of Guarantee of US Airways Group with respect to pass through certificates.
5	.1+	Opinion of McKenna Long & Aldridge LLP.
12	.1+	Computation of Ratio of Earnings to Fixed Charges for US Airways Group, Inc.
12	.2+	Computation of Ratio of Earnings to Fixed Charges for America West Airlines, Inc.
12	.3+	Computation of Ratio of Earnings to Fixed Charges for US Airways, Inc.
23	.1+	Consents of KPMG LLP, Independent Registered Public Accounting Firm.
23	.2+	Consent of McKenna Long & Aldridge LLP (included in its opinion filed as Exhibit 5.1).
24	.1+	Power of Attorney signed by the directors of US Airways Group, Inc., authorizing their signatures on this report (included on signature pages).
24	.2+	Power of Attorney signed by the directors of America West Airlines, Inc., authorizing their signatures on this report (included on signature pages).
24	.3+	Power of Attorney signed by the directors of US Airways, Inc., authorizing their signatures on this report (included on signature pages).
25	.1+	Statement of Eligibility of Trustee on Form T-1, as Trustee under the US Airways Group, Inc. Indenture for Debt Securities.
25	.2+	Statement of Eligibility of Trustee on Form T-1, as Trustee under the America West Airlines, Inc. Indenture for Debt Securities.
25	.3+	Statement of Eligibility of Trustee on Form T-1, as Trustee under the US Airways, Inc. Indenture for Debt Securities.
25	.4+	Statement of Eligibility of Trustee on Form T-1, as Pass Through Trustee under the America West Airlines, Inc. Pass Through Trust Agreement.
25	.5+	Statement of Eligibility of Trustee on Form T-1, as Pass Through Trustee under the US Airways, Inc. Pass Through Trust Agreement.

+	Filed herewith.

*	To be filed by amendment or as an exhibit to a report of the registrants on Form 10-K, 10-Q or 8-K and incorporated herein by reference.

ITEM 17.	UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i. To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or S of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities it offers, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

i. Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

ii. Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

i. Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

ii. Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

iii. The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

iv. Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) The undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

(d) The undersigned registrant hereby undertakes (1) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters, and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of section 10(a) of the Securities Act, and relating to the securities offered at competitive bidding, as contained in this registration statement, together with any supplements thereto, and (2) to file an amendment to this registration statement reflecting the results of bidding, the terms of the reoffering and related matters to the extent required by the applicable form, not later than the first use, authorized by the issuer after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the issuer and no reoffering of such securities by the purchasers is proposed to be made.

(e) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC this form of indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(f) The undersigned registrant hereby undertakes that:

(1) for purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(g) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on the 4th day of October, 2006.

US AIRWAYS GROUP, INC.

By:	/s/ W. Douglas Parker
W. Douglas Parker
Chairman, President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Derek J. Kerr and Janet L. Dhillon and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ W. Douglas Parker W. Douglas Parker	Chairman, President and Chief Executive Officer (Principal Executive Officer)	October 4, 2006

/s/ Derek J. Kerr Derek J. Kerr	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	October 4, 2006

/s/ Bruce R. Lakefield Bruce R. Lakefield	Director	October 4, 2006

/s/ Richard Bartlett Richard Bartlett	Director	October 4, 2006

/s/ Herbert M. Baum Herbert M. Baum	Director	October 4, 2006

/s/ Matthew J. Hart Matthew J. Hart	Director	October 4, 2006

/s/ Richard C. Kraemer Richard C. Kraemer	Director	October 4, 2006

Signature	Title	Date

/s/ Cheryl G. Krongard Cheryl G. Krongard	Director	October 4, 2006

/s/ Denise M. O’Leary Denise M. O’Leary	Director	October 4, 2006

/s/ George M. Philip George M. Philip	Director	October 4, 2006

/s/ Richard P. Schifter Richard P. Schifter	Director	October 4, 2006

/s/ Edward L. Shapiro Edward L. Shapiro	Director	October 4, 2006

/s/ J. Steven Whisler J. Steven Whisler	Director	October 4, 2006

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona, on the 4th day of October, 2006.

AMERICA WEST AIRLINES, INC.

By:	/s/ W. Douglas Parker
W. Douglas Parker
Chairman, President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Derek J. Kerr and Janet L. Dhillon and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ W. Douglas Parker W. Douglas Parker	Chairman, President and Chief Executive Officer (Principal Executive Officer)	October 4, 2006

/s/ Derek J. Kerr Derek J. Kerr	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	October 4, 2006

/s/ Bruce R. Lakefield Bruce R. Lakefield	Director	October 4, 2006

/s/ Richard Bartlett Richard Bartlett	Director	October 4, 2006

/s/ Herbert M. Baum Herbert M. Baum	Director	October 4, 2006

/s/ Matthew J. Hart Matthew J. Hart	Director	October 4, 2006

/s/ Richard C. Kraemer Richard C. Kraemer	Director	October 4, 2006

/s/ Cheryl G. Krongard Cheryl G. Krongard	Director	October 4, 2006

Signature	Title	Date

/s/ Denise M. O’Leary Denise M. O’Leary	Director	October 4, 2006

/s/ George M. Philip George M. Philip	Director	October 4, 2006

/s/ Richard P. Schifter Richard P. Schifter	Director	October 4, 2006

/s/ Edward L. Shapiro Edward L. Shapiro	Director	October 4, 2006

/s/ J. Steven Whisler J. Steven Whisler	Director	October 4, 2006

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on the 4th day of October, 2006.

US AIRWAYS, INC.

By:	/s/ W. Douglas Parker
W. Douglas Parker
Chairman, President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Derek J. Kerr and Janet L. Dhillon and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ W. Douglas Parker W. Douglas Parker	Chairman, President and Chief Executive Officer (Principal Executive Officer)	October 4, 2006

/s/ Derek J. Kerr Derek J. Kerr	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	October 4, 2006

/s/ Bruce R. Lakefield Bruce R. Lakefield	Director	October 4, 2006

/s/ Richard Bartlett Richard Bartlett	Director	October 4, 2006

/s/ Herbert M. Baum Herbert M. Baum	Director	October 4, 2006

/s/ Matthew J. Hart Matthew J. Hart	Director	October 4, 2006

/s/ Richard C. Kraemer Richard C. Kraemer	Director	October 4, 2006

/s/ Cheryl G. Krongard Cheryl G. Krongard	Director	October 4, 2006

Signature	Title	Date

/s/ Denise M. O’Leary Denise M. O’Leary	Director	October 4, 2006

/s/ George M. Philip George M. Philip	Director	October 4, 2006

/s/ Richard P. Schifter Richard P. Schifter	Director	October 4, 2006

/s/ Edward L. Shapiro Edward L. Shapiro	Director	October 4, 2006

/s/ J. Steven Whisler J. Steven Whisler	Director	October 4, 2006

EXHIBIT INDEX

Exhibit		Description

1	.1*	Form of Underwriting Agreement.
4.1		Amended and Restated Certificate of Incorporation of US Airways Group, Inc., effective as of September 27, 2005 (incorporated by reference to Exhibit 3.1 to US Airways Group, Inc.’s Form 8-K filed on October 3, 2005).
4.2		Amended and Restated Bylaws of US Airways Group, Inc., effective as of September 27, 2005 (incorporated by reference to Exhibit 3.1 to US Airways Group, Inc.’s Form 8-K filed on October 3, 2005).
4.3		Restated Certificate of Incorporation of America West Airlines, Inc., (incorporated by reference to Exhibit 2.1 to America West Airlines, Inc.’s Registration Statement on Form 8-B, dated January 13, 1997) (Registration No. 001-12649).
4.4		Bylaws of AWA (incorporated by reference to Exhibit 3.2 to AWA’s Annual Report on Form 10-K for the year ended December 31, 2004).
4.5		Amended and Restated Certificate of Incorporation of US Airways, Inc., effective as of March 31, 2003 (incorporated by reference to Plan Exhibit C-2 to the First Amended Joint Plan of Reorganization of US Airways Group and Its Affiliated Debtors and Debtors-in-Possession, As Modified (incorporated by reference to Exhibit 2.1 to US Airways Current Report on Form 8-K dated March 18, 2003)).
4.6		Amended and Restated Bylaws of US Airways, Inc., effective as of March 31, 2003 (incorporated by reference to Exhibit 3.1 to US Airways’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2003).
4	.7+	Form of US Airways Group, Inc. Indenture for Debt Securities.
4	.8+	Form of America West Airlines, Inc. Indenture for Debt Securities.
4	.9+	Form of US Airways, Inc. Indenture for Debt Securities.
4	.10*	Form of US Airways Group, Inc. Note.
4	.11*	Form of America West Airlines, Inc. Note.
4	.12*	Form of US Airways, Inc. Note.
4	.13*	Form of US Airways Group, Inc. Common Stock Warrant Agreement and Warrant Certificate.
4	.14*	Form of US Airways Group, Inc. Debt Securities Warrant Agreement and Warrant Certificate.
4	.15*	Form of US Airways Group, Inc. Stock Purchase Contract.
4	.16*	Form of US Airways Group, Inc. Stock Purchase Unit.
4	.17*	Form of Guarantee.
4	.18+	Form of Pass Through Trust Agreement for America West Airlines, Inc.
4	.19+	Form of Pass Through Certificate for America West Airlines, Inc. (included in Exhibit 4.18).
4	.20+	Form of Pass Through Trust Agreement for US Airways, Inc.
4	.21+	Form of Pass Through Certificate for US Airways, Inc. (included in Exhibit 4.20).
4	.22*	Form of Guarantee of US Airways Group with respect to pass through certificates.
5	.1+	Opinion of McKenna Long & Aldridge LLP.
12	.1+	Computation of Ratio of Earnings to Fixed Charges for US Airways Group, Inc.
12	.2+	Computation of Ratio of Earnings to Fixed Charges for America West Airlines, Inc.
12	.3+	Computation of Ratio of Earnings to Fixed Charges for US Airways, Inc.
23	.1+	Consents of KPMG LLP, Independent Registered Public Accounting Firm.
23	.2+	Consent of McKenna Long & Aldridge LLP (included in its opinion filed as Exhibit 5.1).
24	.1+	Power of Attorney signed by the directors of US Airways Group, Inc., authorizing their signatures on this report (included on signature pages).
24	.2+	Power of Attorney signed by the directors of America West Airlines, Inc., authorizing their signatures on this report (included on signature pages).
24	.3+	Power of Attorney signed by the directors of US Airways, Inc., authorizing their signatures on this report (included on signature pages).

Exhibit		Description

25	.1+	Statement of Eligibility of Trustee on Form T-1, as Trustee under the US Airways Group, Inc. Indenture for Debt Securities.
25	.2+	Statement of Eligibility of Trustee on Form T-1, as Trustee under the America West Airlines, Inc. Indenture for Debt Securities.
25	.3+	Statement of Eligibility of Trustee on Form T-1, as Trustee under the US Airways, Inc. Indenture for Debt Securities.
25	.4+	Statement of Eligibility of Trustee on Form T-1, as Pass Through Trustee under the America West Airlines, Inc. Pass Through Trust Agreement.
25	.5+	Statement of Eligibility of Trustee on Form T-1, as Pass Through Trustee under the US Airways, Inc. Pass Through Trust Agreement.

+	Filed herewith.

*	To be filed by amendment or as an exhibit to a report of the registrants on Form 10-K, 10-Q or 8-K and incorporated herein by reference.